UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
OLO INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023 Proxy Statement

Notice of Annual Meeting of Stockholders

Notice of Annual Meeting of Stockholders To be Held on June 15, 2023

Dear Fellow Stockholders,

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Olo Inc., a Delaware corporation (“Olo”). The Annual Meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/OLO2023, on Thursday, June 15, 2023 at 10:00 a.m., Eastern Time. We believe hosting a virtual meeting enables enhanced stockholder access and engagement while reducing the environmental impact of our Annual Meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We encourage you to attend online and participate. We recommend that you log in a few minutes before 10:00 a.m., Eastern Time, on June 15, 2023 to ensure your attendance.

The Annual Meeting will be held for the following purposes:

1.	To elect three Class II directors: Lee Kirkpatrick, Daniel Meyer, and Colin Neville, each to hold office until our Annual Meeting of Stockholders in 2026.

2.	To ratify the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

3.	To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers.

4.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.

5.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the accompanying proxy statement.

The Record Date for the Annual Meeting is the close of business on April 21, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof.

We appreciate your continued support of Olo.

By Order of the Board of Directors,

Noah H. Glass

Founder, Chief Executive Officer, and Director

99 Hudson Street, 10th Floor

New York, New York 10013

April 25, 2023

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting, PLEASE VOTE YOUR SHARES. As an alternative to voting online during the meeting, you may vote your shares in advance of the Annual Meeting through the internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card.

Even if you have voted by proxy, you may still vote online if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that record holder.

ESG HIGHLIGHTS

We are committed to shaping the evolution of digital hospitality by aligning our products, resources, and employees to drive positive change and create a more sustainable future. We strive to uphold our social responsibility to the communities in which we live, work, and service, as well as reduce our impact on the environment. Our ESG efforts are reflected throughout this Proxy Statement. Key topics include:

Board of Directors Snapshot	14

Corporate Governance Snapshot	22

Independence of Our Board of Directors	22

Code of Business Conduct and Ethics	29

Our Commitment to ESG Matters:	31

Overview	31

Key Areas of Focus for our ESG Strategy	31

ESG Oversight	31

Business Ethics	31

Diversity, Equity, & Inclusion	31

Employee Wellness	32

Climate Change and Sustainability	33

Community Involvement and Philanthropy	33

Proxy Statement for the 2023 Annual Meeting of Stockholders To Be Held at 10:00 a.m., Eastern Time, on Thursday, June 15, 2023

Our board of directors is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Olo Inc., a Delaware corporation (“Olo”), to be held virtually, via live webcast at www.virtualshareholdermeeting.com/OLO2023, on Thursday, June 15, 2023 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof. Only stockholders of record at the close of business on April 21, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting.

For the Annual Meeting, we have elected to furnish our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022 (the “Annual Report”), to our stockholders primarily via the internet. On or about April 25, 2023, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains notice of the Annual Meeting and instructions on how to access our proxy materials on the internet, how to vote, and how to request printed copies of the proxy materials. Stockholders may request to receive all future materials in printed form by mail, or by email, by following the instructions contained in the Notice. A stockholder’s election to receive proxy materials by mail or email will remain in effect until revoked. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact and cost of our Annual Meeting.

In this proxy statement, we refer to Olo Inc. as “Olo,” “we,” or “us” and the board of directors of Olo as “our board of directors.” The Annual Report, which contains consolidated financial statements as of and for the fiscal year-ended December 31, 2022, accompanies this proxy statement. You also may obtain a copy of the Annual Report without charge by emailing InvestorRelations@olo.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

2023 Proxy Statement	1

Questions and Answers About These Proxy Materials and Voting

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Q:	Why did I receive a notice regarding the availability of proxy materials on the internet?

A:

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our board of directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 25, 2023 to all stockholders of record as of the Record Date that are entitled to vote at the Annual Meeting.

Q:	Will I receive any other proxy materials by mail?

A:	We may send you a proxy card, along with a second Notice, after ten calendar days have passed since our first mailing of the Notice.

Q:	Can I access the proxy statement and annual report on the internet?

A:	Our proxy statement and annual report are available on our website at investors.olo.com.

Q:	Can I request a paper copy of the proxy materials?

A:

Yes. To facilitate timely delivery of paper copies, all requests must be received by June 1, 2023. If you are a stockholder of record as of the Record Date, you may request a copy of the proxy materials by going to www.proxyvote.com, entering your 16-digit control number, and selecting “Delivery Settings” or otherwise following the instructions on your Notice. If you are not a stockholder of record, please refer to the information provided by your broker, bank, or other agent for instructions.

Q:	How do I attend, participate in, and ask questions during the Annual Meeting?

A:

We will be hosting the Annual Meeting via live webcast only. Any stockholder of record, as of the Record Date, can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OLO2023. The Annual Meeting will start at 10:00 a.m., Eastern Time, on Thursday, June 15, 2023. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

In order to enter the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you hold your shares in “street name,” your control number is included with your voting instruction card and voting instructions received from your broker, bank, or other agent. Instructions on how to attend and participate at the Annual Meeting are available at www.virtualshareholdermeeting.com/OLO2023. We recommend that you log in a few minutes before 10:00 a.m., Eastern Time, to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting.

If you would like to submit a question for the Annual Meeting, you may log in at www.proxyvote.com before the Annual Meeting or www.virtualshareholdermeeting.com/OLO2023 during the Annual Meeting, then using your 16-digit control number, type your question into the “Ask a Question” field, and click “Submit.”

Q:	Why won’t there be an in-person meeting?

A:

We believe hosting a virtual Annual Meeting enables participation by more of our stockholders, while reducing the environmental costs of conducting an in-person meeting. There will not be a physical meeting location. We encourage you to attend online and participate. We have designed the format of the virtual Annual Meeting to try to provide stockholders with the same rights and opportunities to vote and participate as they would have at a physical meeting.

2

Questions and Answers About These Proxy Materials and Voting

In order to encourage stockholder participation and transparency, subject to our rules of conduct and procedures, we will:

•	Enable the ability to submit questions online before and during the meeting, providing stockholders with the opportunity for meaningful engagement with us.

•	Provide management with the ability to answer as many questions as possible in the time allotted during the Annual Meeting.

•	Address technical and logistical issues related to accessing the virtual meeting platform.

•	Provide procedures for accessing technical support to assist in the event of any difficulties accessing the Annual Meeting.

Q:	Are there rules of conduct for the Annual Meeting?

A:

Yes, the rules of conduct for the Annual Meeting will be posted at www.virtualshareholdermeeting.com/OLO2023 on the date of the Annual Meeting. The rules of conduct will provide information regarding the rules and procedures for participating in the Annual Meeting and will help ensure that we have a productive and efficient meeting. These rules of conduct will include the following guidelines:

•	You may submit questions electronically through the meeting portal before and during the Annual Meeting.

•	Only stockholders with the 16-digit control number may submit questions.

•	Please direct all questions to Noah H. Glass, our Founder, Chief Executive Officer, and Director.

•	Please include your name and affiliation, if any, when submitting a question.

•	Please limit your remarks to one brief question that is relevant to the Annual Meeting and/or our business.

•	Questions may be grouped by topic by our management.

•	Questions may also be ruled as out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political, or business interests.

•	Please be respectful of your fellow stockholders and Annual Meeting participants.
•	No audio or video recordings of the Annual Meeting are permitted. A webcast playback will be available at www.virtualshareholdermeeting.com/OLO2023, for one year following the Annual Meeting.

Q:	What if I have technical difficulties or trouble accessing the Annual Meeting?

A:

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/OLO2023, or at www.proxyvote.com. Technical support will be available starting at 9:45 a.m., Eastern Time, on June 15, 2023.

Q:	Will a list of stockholders of record as of the Record Date be available?

A:

A list of our stockholders of record, as of the close of business on the Record Date, will be made available to stockholders during the Annual Meeting at www.virtualshareholdermeeting.com/OLO2023. In addition, for the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours or by emailing us at InvestorRelations@olo.com.

Q:	Who can vote at the Annual Meeting?

A:

Only stockholders of record at the close of business on the Record Date, April 21, 2023, will be entitled to vote at the Annual Meeting. On the Record Date, there were 104,664,800 shares of Class A common stock and 57,535,360 shares of Class B common stock outstanding and entitled to vote (together, the “common stock”).

•

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the internet, by telephone, or by completing and returning a printed proxy card that you may

2023 Proxy Statement	3

Questions and Answers About These Proxy Materials and Voting

request or that we may elect to deliver at a later time to ensure your vote is counted.

•	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice should be forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You may do so before or during the Annual Meeting by following the voting instructions provided by your broker, bank, or other agent. Whether or not you plan to attend the Annual Meeting, we urge you to direct your broker, bank, or other agent in advance.

Q:	How many votes do I have?

A:

Each holder of shares of our Class A common stock will have one vote per share of Class A common stock held as of the Record Date, and each holder of shares of our Class B common stock will have ten votes per share of Class B common stock held as of the Record Date. The holders of the shares of our Class A common stock and Class B common stock will vote as a single class on all matters described in this proxy statement for which your vote is being solicited. Stockholders are not permitted to cumulate votes with respect to the election of directors or any other matter to be considered at the Annual Meeting.

Q:	What proposals will be voted on at the virtual Annual Meeting?

A:	There are four matters scheduled for a vote:

•	Proposal 1: Election of three Class II directors, each to hold office until our Annual Meeting of Stockholders in 2026;

•	Proposal 2: Ratification of the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year-ending December 31, 2023;

•	Proposal 3: To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers; and

•	Proposal 4: To approve, on a non-binding advisory basis, the compensation of our named executive officers.

Q:	How does the board of directors recommend I vote on these proposals?

A:	Our board of directors recommends voting:

•	Proposal 1: “FOR” the election of Lee Kirkpatrick, Daniel Meyer, and Colin Neville as Class II directors.

•	Proposal 2: “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year-ending December 31, 2023.

•	Proposal 3: “ONE YEAR” for the non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers.

•	Proposal 4: “FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers.

Q:	What if another matter is properly brought before the Annual Meeting?

A:

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote (i) online during the Annual Meeting or (ii) in advance of the Annual Meeting by proxy through the internet, by telephone, or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•	To vote online during the Annual Meeting, follow the provided instructions to join the Annual Meeting and vote online at www.virtualshareholdermeeting.com/OLO2023, starting at 10:00 a.m., Eastern Time, on Thursday, June 15, 2023. The webcast will open 15 minutes before the start of the Annual Meeting.

4

Questions and Answers About These Proxy Materials and Voting

•	To vote in advance of the Annual Meeting through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the Notice or the printed proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time, on Wednesday, June 14, 2023 to be counted.

•	To vote in advance of the Annual Meeting by telephone, dial 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice or the printed proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time, on Wednesday, June 14, 2023 to be counted.

•	To vote in advance of the Annual Meeting using a printed proxy card that may be delivered to you, simply complete, sign, and date the proxy card, and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. As a beneficial owner, you have the right to direct your broker, bank, or other agent regarding how to vote the shares in your account. You may do so before or during the Annual Meeting by following the voting instructions provided by your broker, bank, or other agent. Whether or not you plan to attend the Annual Meeting, we urge you to direct your broker, bank, or other agent in advance on how to vote the shares in your account.

Internet voting during the Annual Meeting and/or internet proxy voting in advance of the Annual Meeting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your vote instructions. Please be aware that you must bear any costs associated with your internet access.

Q:	Can I vote my shares by filling out and returning the Notice?

A:

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting or online during the Annual Meeting.

Q:	What does it mean if I receive more than one Notice?

A:

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q:	If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

A:

If you are a stockholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you, or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our board of directors: “FOR” the election of each of the three nominees for director; “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “ONE YEAR” for the non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers; and “FOR” the approval of, on a non-binding advisory basis, the compensation of our named executive officers. If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Q:	If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?

A:

Brokers, banks, and other agents that hold shares in “street name” for customers may have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Under the rules of the New York

2023 Proxy Statement	5

Questions and Answers About These Proxy Materials and Voting

Stock Exchange (“NYSE”), brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank, or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine.”

The effect of broker non-votes is discussed below. Proposal 2 is considered to be a “routine” matter under NYSE rules and thus if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2. Proposals 1, 3, and 4 are considered to be “non-routine” under NYSE rules such that your broker, bank, or other agent may not vote your shares on those proposals in the absence of your voting instructions.

If you are a beneficial owner of shares held in “street name,” and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank, or other agent by the deadline provided in the materials you receive from your broker, bank, or other agent.

Q:	What are “broker non-votes”?

A:

A broker non-vote occurs when a broker, bank, or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank, or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules.

Q:	Can I change my vote after submitting my proxy?

A:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, then yes, you can revoke your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	Submit another properly completed proxy card with a later date.

•	Grant a subsequent proxy by telephone or through the internet.

•	Send a timely written notice that you are revoking your proxy via email at InvestorRelations@olo.com.

•	Attend the Annual Meeting and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your most current proxy card, telephone, or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner and your shares are held in “street name” by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.

Q:	How many votes are needed to approve each proposal?

A:	The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

6

Questions and Answers About These Proxy Materials and Voting

Proposal Number	Proposal Description	Voting Options	Vote Required for Approval	Effect of “Withhold” Votes	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	“FOR” or “WITHHOLD”	At least one “FOR” vote. The three nominees receiving the most “FOR” votes will be elected. If nominees are unopposed, election requires only a single “FOR” vote.	No effect	Not applicable	No effect
2	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	“FOR,” “AGAINST,” or “ABSTAIN”	Must receive “FOR” votes from the holders of a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy and voting on the proposal.	Not applicable	No effect	No effect(1)
3	Approval, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers.	“ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN”	The frequency receiving a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy and voting on the proposal will be considered the frequency preferred by the stockholders.(2)	Not applicable	No effect	No effect
4	Approval, on a non-binding advisory basis, the compensation of our named executive officers.	“FOR,” “AGAINST,” or “ABSTAIN”	Must receive “FOR” votes from the holders of a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy and voting on the proposal.	Not applicable	No effect	No effect

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in “street name” and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on this proposal.

(2)

With respect to Proposal 3, if none of the three frequency options receives the required vote, we will consider the frequency option (One Year, Two Years, or Three Years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. However, because this proposal is non-binding, our board of directors may decide that it is in the best interest of our stockholders and Olo to hold future non-binding advisory votes on the compensation of our named executive officers more or less frequently.

2023 Proxy Statement	7

Questions and Answers About These Proxy Materials and Voting

Q:	What is the quorum requirement?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the voting power of the outstanding shares of common stock entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the Record Date, there were 104,664,800 shares of our Class A common stock and 57,535,360 shares of our Class B common stock outstanding and entitled to vote. Each holder of a share of our Class A common stock will be entitled to one vote for each share and each holder of a share of our Class B common stock will be entitled to ten votes for each share.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote online during the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	When are stockholder proposals and director nominations due for next year’s annual meeting?

A:

Proposals of stockholders intended to be presented at the 2024 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us no later than December 27, 2023 in order to be included in the proxy statement and form of proxy relating to that meeting. Rule 14a-8 proposals must be delivered by mail to our principal executive offices at 99 Hudson Street, 10th Floor, New York, New York 10013, Attention: Corporate Secretary and we also encourage you to supplementally submit any such proposals via email to Legal@olo.com.

Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2024 Annual Meeting of Stockholders that is not to be included in our proxy materials next year, we must receive notice no later than the close of business on March 17, 2024, nor earlier than the close of business on February 16, 2024. However, if the date of our 2024 Annual Meeting of Stockholders is not held between May 16, 2024 and July 15, 2024, to be timely, notice by the stockholder must be received (A) not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and (B) not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Additionally, to comply with universal proxy rules, if you intend to solicit proxies in support of director nominees other than our director nominees in accordance with Rule 14a-19 under the Exchange Act, you must provide notice to the Corporate Secretary at the address no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (no later than April 16, 2024 for the 2024 Annual Meeting of Stockholders). Any such notice of intent to solicit proxies must comply with all the requirements of Rule 14a-19 under the Exchange Act.

8

PROPOSAL 1: Election of Directors

Our board of directors currently consists of nine members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following their election.

Our directors are divided into the three classes as follows:

•	Class II directors: Russell Jones, Daniel Meyer, and Colin Neville whose terms will expire at the upcoming Annual Meeting (Mr. Jones will not be standing for reelection at the Annual Meeting);

•	Class III directors: Brandon Gardner, David Frankel, and Zuhairah Washington, whose terms will expire at the annual meeting of stockholders to be held in 2024; and

•	Class I directors: Noah H. Glass, David Cancel, and Linda Rottenberg, whose terms will expire at the annual meeting of stockholders to be held in 2025.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on our board of directors may be filled only by persons elected by a majority of the remaining directors then in office, even if less than a quorum. A director elected by our board of directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of Olo.

Each of Messrs. Meyer and Neville is currently a member of our board of directors and has been nominated for reelection to serve as a Class II director. As disclosed in our Current Report on Form 8-K filed with the SEC on December 16, 2022, on December 12, 2022, Mr. Jones notified the board of directors of his decision to not stand for reelection as a Class II director at the end of his current term on the date of the Annual Meeting. Following a search process overseen by our nominating and corporate governance committee, our board of directors has nominated Lee Kirkpatrick for election as a Class II director at the Annual Meeting. Information about Mr. Kirkpatrick’s experience and qualifications can be found below in the section titled “Board of Directors and Corporate Governance – Nominees for Election at the 2023 Annual Meeting of Stockholders”.

Each of these nominees has agreed to stand for election, at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, then each of these nominees would serve until the annual meeting of stockholders to be held in 2026 and until their successor has been duly elected, or if sooner, until the director’s death, resignation, or removal.

Vote Required

In accordance with our amended and restated bylaws, directors are elected by the affirmative vote of the stockholders representing a plurality of the voting power of outstanding shares of common stock present virtually or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the most “FOR” votes will be elected. Each director must receive at least one “FOR” vote and if nominees are unopposed, election requires only a single “FOR” vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by us.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH CLASS II DIRECTOR NOMINEE NAMED ABOVE.

2023 Proxy Statement	9

PROPOSAL 2: Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

Our audit committee appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year-ending December 31, 2023, and we are asking you, and our other stockholders, to ratify this appointment. In March 2022, we announced that our audit committee approved the engagement of Deloitte as our independent registered public accounting firm, replacing Ernst & Young LLP (“EY”), our prior independent registered public accounting firm.

Representatives of Deloitte are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholders to ratify the selection of Deloitte as our independent registered public accounting firm. However, our audit committee is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of the stockholders representing a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy (excluding abstentions and broker non-votes) at the Annual Meeting will be required to ratify the selection of Deloitte.

Change in Independent Registered Public Accounting Firm

As disclosed in our Current Report on Form 8-K filed with the SEC on March 18, 2022, on March 15, 2022, our audit committee dismissed EY as our independent registered public accounting firm effective as of that date and approved the engagement of Deloitte as our independent registered public accounting firm for the fiscal year-ended December 31, 2022. On March 25, 2022, we signed an engagement letter with Deloitte.

The reports of EY on our consolidated financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through March 15, 2022, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its reports on our financial statements for such years.

During the fiscal years ended December 31, 2021 and December 31, 2020, and through March 15, 2022, there were no “reportable events” (as defined under Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed, there was a material weakness in our internal control over financial reporting related to the lack of sufficient qualified personnel who possessed an appropriate level of technical expertise and did not design and maintain effective controls over complex technical accounting matters. This material weakness was previously reported in the Registration Statement on Form S-1 in connection with our initial public offering and reported in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2021, and has been updated, as necessary, as of December 31, 2022. This reportable event was discussed among our audit committee and EY. EY has been authorized by us to respond fully to the inquiries of Deloitte concerning this reportable event.

We provided EY with a copy of the disclosure we made in our Current Report on Form 8-K and requested that EY furnish us with a copy of their letter addressed to the SEC stating whether EY agrees with the statements made therein. A copy of EY’s letter, dated March 18, 2022, was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on March 18, 2022.

10

PROPOSAL 2: Ratification of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

The following table represents the fees billed to us by Deloitte for the period ended December 31, 2022. For the period ended December 31, 2021, the table includes the fees billed to us by EY, our prior independent registered public accounting firm.

	Fiscal Year-Ended December 31,

	2022	2021

	(in thousands)

Audit Fees(1)	$1,375	$1,080

Audit-related Fees(2)	—	$15

Tax Fees	—	—

All Other Fees(3)	—	$5

Total Fees	$1,375	$1,100

(1)

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, the review of our quarterly consolidated financial statements, and audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The audit fees also include fees for professional services provided in connection with our initial public offering incurred during the fiscal year-ended December 31, 2021, including comfort letters, consents, and review of documents filed with the SEC and with our Registration Statement on Form S-8 filed during the first fiscal quarter.

(2)

Audit-related fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “audit fees.” This primarily consists of fees for professional services related to transactions that impacted our December 31, 2022 fiscal year audit.

(3)	All other fees consist of subscription fees for the use of an accounting research tool.

All fees described above were pre-approved by our audit committee.

Pre-Approval Policies and Procedures

Our audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally permits pre-approval of specified services in the defined categories of audit services, audit-related services, tax services, and permitted non-audit services. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the members of our audit committee, but any pre-approval decision made pursuant to such delegation must be reported to our full audit committee at its next scheduled meeting.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

2023 Proxy Statement	11

PROPOSAL 3: Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enable our stockholders to indicate their preference, at least once every six years, regarding how frequently we should solicit a non-binding advisory vote on the compensation of our named executive officers as disclosed in our proxy statement. Accordingly, we are asking our stockholders to indicate whether they would prefer a non-binding advisory vote every one year, two years, or three years. Alternatively, stockholders may abstain from casting a vote.

After considering the benefits and consequences of each alternative, our board of directors recommends that the non-binding advisory vote on the compensation of our named executive officers be submitted to the stockholders every year. In formulating its recommendation, our board of directors considered that compensation decisions are made annually and that an annual non-binding advisory vote on the compensation of our named executive officers will allow stockholders to provide more frequent and direct input on our executive compensation program and compensation philosophy.

Vote Required

The alternative among “ONE YEAR,” “TWO YEARS,” or “THREE YEARS” that receives a majority of the voting power of the outstanding shares of common stock present virtually, or represented by proxy, at the Annual Meeting and entitled to vote thereon will be deemed to be the frequency preferred by our stockholders.

While our board of directors believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on a non-binding advisory basis, as to whether future non-binding advisory votes on the compensation of our named executive officers should be held every one year, two years, or three years.

Our board of directors and compensation committee value the opinions of our stockholders in this matter. If none of the three frequency options receives the required vote, we will consider the frequency option (One Year, Two Years, or Three Years) receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. However, because this proposal is non-binding, our board of directors may decide that it is in the best interest of our stockholders and Olo to hold future non-binding advisory votes on the compensation of our named executive officers more or less frequently.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF “ONE YEAR” FOR THE NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

12

PROPOSAL 4: Non-Binding Advisory Vote on the Compensation of our Named Executive Officers

We are seeking a non-binding advisory vote on the compensation of our named executive officers, referred to as a “Say-on-Pay” vote, for the fiscal year-ended December 31, 2022, in accordance with the requirements of Section 14A of the Exchange Act.

Our executive compensation program and the compensation paid to our named executive officers are described in detail in the section “Executive Compensation—Compensation Discussion and Analysis”. Our compensation programs are overseen by our compensation committee and reflect our philosophy of paying for demonstrable performance. We strive to provide an executive compensation program that is competitive, rewards achievement of our business objectives, and aligns our executive officers’ interests with those of our stockholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•

provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executive officers and senior management within the context of responsible cost management;

•	establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers and senior management;

•

align the interests and objectives of our executive officers and senior management with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and their annual cash bonus opportunities to our annual performance; and

•	offer total compensation opportunities to our executive officers and senior management that are competitive, internally consistent, and fair.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

Based on the above, we request that stockholders approve on a non-binding advisory basis, the compensation of our named executive officers as described in this proxy statement pursuant to the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables, and narrative discussion, is hereby APPROVED.”

Vote Required

Approval of the compensation of our named executive officers requires the affirmative vote of the stockholders representing a majority of the voting power of the outstanding shares of common stock present virtually or represented by proxy, at the Annual Meeting and entitled to vote thereon (excluding abstentions and broker non-votes).

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our board of directors and our compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Stockholders should be aware that this non-binding advisory vote occurs after significant named executive officer compensation decisions have been made in the current fiscal year. In addition, because the compensation elements integrate into an overall compensation package, it may not be possible or appropriate to change the compensation package to reflect the results of one year’s non-binding advisory vote on the compensation of our named executive officers before the next annual meeting of stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2023 Proxy Statement	13

Board of Directors and Corporate Governance

Board of Directors Snapshot

Our board of directors currently consists of nine members and is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following their election. The below graphic shows key attributes for our three nominees and the six other members of our board of directors whose service is continuing.

14

Board of Directors and Corporate Governance

Our Board of Directors

The following table identifies, as of the date of this proxy statement, each of the nominees for election at the Annual Meeting:

Name	Age	Principal Occupation/Position	Class	Current Term Expires	Expiration of Term for Which Nominated

Lee Kirkpatrick	62	Director Nominee	II	N/A	2026

Daniel Meyer	65	Director	II	2023	2026

Colin Neville	39	Director	II	2023	2026

The following table identifies, as of the date of this proxy statement, each of the remaining members of our board of directors whose terms continue beyond the Annual Meeting:

Name	Age	Principal Occupation/Position	Class	Current Term Expires

Brandon Gardner	48	Director (Chair)	III	2024

David Frankel	52	Director	III	2024

Zuhairah Washington	45	Director	III	2024

Noah H. Glass	41	Founder, Chief Executive Officer, and Director	I	2025

David Cancel	51	Director	I	2025

Linda Rottenberg	54	Director	I	2025

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee seeks to assemble a board of directors that possesses the appropriate balance of professional and industry knowledge, financial expertise, diversity, and high-level management experience necessary to oversee and direct our business. To that end, our nominating and corporate governance committee has identified and evaluated nominees in the broader context of the overall composition of our board of directors, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment, and other qualities that our nominating and corporate governance committee views as critical to effective functioning of our board of directors. These qualifications may be modified from time to time. Candidates for director nominees are reviewed in the context of the current composition of our board of directors, our operating requirements, and the long-term interests of our stockholders.

Our board of directors also recognizes the importance of diversity within our board of directors and believes that our business benefits from a wide range of skills and a variety of different backgrounds that contribute to the total mix of viewpoints and experience represented on the board of directors. A diverse composition contributes to a well-balanced decision-making process and proper functioning board of directors. Although we do not have a formal policy to consider diversity in identifying director nominees, in conducting its assessment, our nominating and corporate governance committee considers diversity (including, but not limited to, diversity of gender, ethnic background, and country of origin), age, skills, and other factors that it deems appropriate to maintain a balance of knowledge, experience, and capability on our board of directors.

Russell Jones, who has served as a member of our board of directors since 2020, is not standing for reelection as a Class II director at the end of his current term on the date of the Annual Meeting. Our board of directors thanks Mr. Jones for his years of service and significant contributions to Olo. Following a robust search, under the direction of our nominating and corporate governance committee, and in accordance with the considerations, criteria, and process outlined in this section, Lee. Kirkpatrick was identified as a potential candidate. Mr. Kirkpatrick was further recommended by several other members of our board of directors and executive officers for his reputation in the technology industry as a former Chief Financial Officer and senior executive of various technology companies, including Twilio Inc. (NYSE: TWLO), and his extensive experience in financial oversight and reporting. At the end of the search process, our board of directors approved the nomination of Mr. Kirkpatrick to fill the vacancy that will be left by Mr. Jones.

2023 Proxy Statement	15

Board of Directors and Corporate Governance

STEP	STEP	STEP

1 Collect Candidate Pool Independent search firms Independent director recommendations Shareholder recommendations Executive officer recommendations

2

Holistic

Candidate Review

Potential candidates are comprehensively reviewed and are the subject of rigorous discussion during nominating and corporate governance committee and board of directors meetings. Our nominating and corporate governance committee also evaluates whether the nominee is independent for NYSE purposes, based upon applicable NYSE listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The candidates that emerge from this process are interviewed by our nominating and corporate governance committee, other members of our board of directors, and members of management.

Simultaneous due diligence is conducted, including conducting any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates.

3 Recommendation to our Board of Directors Our nominating and corporate governance committee presents qualified candidates to our board of directors for review and approval.
Since 2020, four nominees have completed this process.

 50% from underrepresented ethnicities

 100% experience as senior executives of high-growth technology companies

 50% experience as former Chief Financial Officers of public technology companies

 25% experience as a former Chief Executive Officer of a high-growth company

 100% international business experience

In the case of incumbent directors whose terms of office are set to expire, our nominating and corporate governance committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence.

16

Board of Directors and Corporate Governance

Nominees for Election at the 2023 Annual Meeting of Stockholders

Set forth below is biographical information, as of the date of this proxy statement, for the director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director and nominee’s experience, qualifications, attributes, or skills that led our board of directors to recommend them for board service.

We believe each nominee meets the qualifications, skills, and expertise established by our nominating and governance committee for service on our board of directors, including regarding areas that are critical to our strategy and operations. We also believe that such nominees, combined with the qualifications, skills, and expertise of the continuing directors, will position our board of directors to continue to serve the best interests of the stockholders and Olo.

Lee Kirkpatrick

Independent Director Nominee Age: 62 Proposed Committees: • Audit (Chair)

Biography:

Lee Kirkpatrick is a retired executive with extensive experience in the technology industry and demonstrated experience in financial oversight and reporting. Prior to his retirement, Mr. Kirkpatrick was the Chief Financial Officer of Twilio Inc. (NYSE: TWLO). He joined Twilio Inc. in May 2012 and took them public in June 2016, before retiring in December 2018. Mr. Kirkpatrick has also held senior executive roles at a number of companies, including SAY Media, Inc., VideoEgg, Inc., Kodak Imaging Network Inc., Ofoto Inc., iOwn, Inc., and HyperParallel, Inc. Mr. Kirkpatrick began his career at the Atlantic Richfield Company and Reuters America Inc. Mr. Kirkpatrick serves on the boards of numerous private companies and nonprofit organizations. Additionally, Mr. Kirkpatrick has served on the board of directors of Bilander Acquisition Corp. (NASDAQ: TWCB) since 2021. Mr. Kirkpatrick previously served on the board of directors of TWC Tech Holdings II Corp. (NASDAQ: TWCTU) from 2020 until 2021. Mr. Kirkpatrick holds a B.S. in Business Administration from the University of Southern California and an M.B.A. in Finance from Columbia University.

Qualifications:

We believe that Mr. Kirkpatrick is qualified to serve on our board of directors due to his track record in executive management in the technology sector and his extensive experience in financial oversight and reporting.

2023 Proxy Statement	17

Board of Directors and Corporate Governance

Daniel Meyer

Independent Director Since: 2014 Age: 65 Term Ends: 2023 Committees: • Nominating and Corporate Governance (Chair)

Biography:

Daniel Meyer has served as a member of our board of directors since October 2014. In 1985, Mr. Meyer founded Union Square Hospitality Group (“USHG”), which owns and operates an event services business, Union Square Events, as well as the following restaurants: Union Square Cafe, Gramercy Tavern, Blue Smoke, Jazz Standard, The Modern, the Cafes at MOMA, Maialino (vicino), Studio Cafe, Porchlight, Marta, Manhatta, Ci Siamo, and Daily Provisions. The restaurants have earned 28 James Beard Awards among them. Mr. Meyer has served as Executive Chairman of USHG since 2022 and previously held the position of Chief Executive Officer from 1985 until 2022. Mr. Meyer is also the founder of Shake Shack Inc. (NYSE: SHAK), where he has been the Chairperson of the Board since 2015. Mr. Meyer previously served as the Chairperson of the board of directors of USHG Acquisition Corp. (formerly NYSE: HUGS) from 2020 to 2022, and on the board of directors of The Container Store Group, Inc. (NYSE: TCS) from 2013 to 2017, and OpenTable, Inc. (formerly NASDAQ: OPEN) from 2000 through 2014, as well as the following organizations: Trinity College, Share Our Strength, Union Square Partnership, Madison Square Park Conservancy, and NYC & Co. Mr. Meyer holds a B.A. in Political Science from Trinity College.

Qualifications:

We believe Mr. Meyer is qualified to serve on our board of directors due to his long career in hospitality, his wealth of restaurant technology experience, his particular experience in strategic planning and leadership of complex organizations, and his experience with board practices of other major corporations.

Colin Neville

Independent Director Since: 2016 Age: 39 Term Ends: 2023 Committees: • Audit

Biography:

Colin Neville has served as a member of our board of directors since January 2016. Mr. Neville is a Partner at The Raine Group (“Raine”), a global merchant bank dedicated to the technology, media, and telecommunications sectors, and has been with the firm since its inception in 2009. Prior to joining Raine, Mr. Neville worked in the Mergers and Acquisitions group at Bank of America Merrill Lynch with a focus on technology, media, and telecom. Mr. Neville sits on the boards of several companies held in the Raine investment portfolio. Mr. Neville holds a B.A. in Political Science from Yale University.

Qualifications:

We believe that Mr. Neville is qualified to serve on the board of directors due to his deep understanding of technology trends and his experience investing in technology companies.

18

Board of Directors and Corporate Governance

Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders

Brandon Gardner

Independent Chairperson Director Since: 2016 Age: 48 Term Ends: 2024 Committees: • Compensation

Biography:

Brandon Gardner has served as a member of our board of directors since January 2016 and as chairperson of our board of directors since June 2017. Mr. Gardner is a Founding Partner and has served as the President and Chief Operating Officer of Raine since 2009. Prior to Raine, Mr. Gardner founded and was the Senior Operating Officer of Serengeti Asset Management LP (“Serengeti”), a multi-strategy investment advisor. During his tenure at Serengeti, Mr. Gardner was an active member of the investment team, managing sector- and strategy-specific portfolios as well as the firm’s private investment opportunities. Prior to joining Serengeti in 2007, Mr. Gardner was a practicing attorney at Cleary Gottlieb Steen & Hamilton LLP from 1999 to 2007. Mr. Gardner serves on the boards of numerous companies held in the Raine investment portfolio. Additionally, Mr. Gardner served on the board of directors of Marquee Raine Acquisition Corp (formerly NASDAQ: MRAC) from 2020 until 2021. Mr. Gardner holds a B.A. from the College of Arts and Sciences at the University of Pennsylvania, a B.S. from the Wharton School at the University of Pennsylvania, and a J.D. from Columbia University.

Qualifications:

We believe Mr. Gardner is qualified to serve on the board of directors due to his experience in structuring securities transactions and advising private and public companies in the technology space.

David Frankel

Independent Director Since: 2005 Age: 52 Term Ends: 2024 Committees: • Nominating and Corporate Governance

Biography:

David Frankel has served as a member of our board of directors since August 2005. Mr. Frankel is a Managing Partner of Founder Collective, a seed-stage venture capital firm, which he co-founded in 2009. Previously, Mr. Frankel was the co-founder and Chief Executive Officer of Internet Solutions, an internet service provider acquired by Dimension Data, which was later acquired by NTT Group. Mr. Frankel serves on the boards of numerous companies held in the Founder Collective investment portfolio. Mr. Frankel holds a B.S. in Electrical Engineering from the University of Witwatersrand and an M.B.A. from Harvard University.

Qualifications:

We believe Mr. Frankel is qualified to serve on the board of directors due to his experience building, financing, and advising companies from the earliest stages of growth.

2023 Proxy Statement	19

Board of Directors and Corporate Governance

Zuhairah Washington

Independent Director Since: 2020 Age: 45 Term Ends: 2024 Committees: • Audit

Biography:

Zuhairah Washington has served as a member of our board of directors since November 2020. Since 2021, she has served as the President and Chief Operating Officer of Otrium, an online fashion marketplace. From 2019 to 2021, Ms. Washington served as the SVP and Global Head of Strategic Partners at Expedia Group, whose brands include Expedia, Hotels.com, Orbitz, and VRBO. Prior to her tenure at Expedia Group, from 2018 to 2019, she was at Egon Zehnder, a global management consulting and leadership advisory firm. From 2013 to 2018, Ms. Washington was at Uber, where she grew businesses from startup to scale and ran one of the top five U.S. markets. She also founded Kahnoodle, which was named to Entrepreneur Magazine’s 100 Brilliant Companies of 2012. Since September 2020, Ms. Washington has served on the board of directors of Five Below, Inc. (NASDAQ: FIVE). Ms. Washington graduated magna cum laude from UCLA with a B.A. in political science and public policy, and earned a joint graduate degree: a J.D. from Harvard Law School and an M.B.A. from Harvard Business School.

Qualifications:

We believe that Ms. Washington is qualified to serve on our board of directors due to her 20 years of operations and leadership experience in the technology and consumer space.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Noah H. Glass

Director Since: 2005 Age: 41 Term Ends: 2025 Committees: • None

Biography:

Noah H. Glass is our Founder and Chief Executive Officer. He has served as a member of our board of directors since our inception in 2005. Prior to founding Olo Inc., Mr. Glass held the position of International Expansion Manager for Endeavor Global, Inc. (“Endeavor”), a leading global community of, by, and for high-impact entrepreneurs, where he launched the first African Endeavor affiliate. In addition to serving as our Chief Executive Officer, Mr. Glass has served on the board of directors of Portillo’s Inc. (NASDAQ: PTLO) since 2017. Additionally, Mr. Glass is on the board of directors of Share Our Strength, a non-profit focused on ending childhood hunger in the United States, as well as the board of trustees for the Culinary Institute of America, providing guidance and advice to the world’s premier culinary college. Mr. Glass holds a B.A. in Political Science (International Relations) from Yale University.

Qualifications:

We believe that Mr. Glass is qualified to serve on our board of directors due to his experience building and leading our business as well as his insight into corporate matters as our Chief Executive Officer.

20

Board of Directors and Corporate Governance

David Cancel

Independent Director Since: 2022 Age: 51 Term Ends: 2025 Committees: • Compensation

Biography:

David Cancel has served as a member of our board of directors since March 2022. Mr. Cancel is best known for creating hypergrowth products and product teams. Mr. Cancel is the co-founder of Drift.com, Inc. (“Drift”) and has been the Executive Chairman of Drift since 2022. Previously, Mr. Cancel served as Chief Executive Officer of Drift from 2015 until 2022. Prior to co-founding Drift, he served as the Chief Product Officer at HubSpot, Inc. and has spent much of his over twenty-five-year career as a serial entrepreneur, founding multiple technology companies including Performable, Inc., Ghostery, Inc., and Compete, Inc. Mr. Cancel is also a podcast host, advisor, guest lecturer, and author on topics relevant to scaling and growing technology companies. Mr. Cancel attended Queens College of The City University of New York. Additionally, Mr. Cancel is a member of and proud advocate for the LatinX technology community.

Qualifications:

We believe Mr. Cancel is qualified to serve on our board of directors due to his deep experience in enterprise software as a service (“SaaS”) product innovation and his operational experience in executive leadership.

Linda Rottenberg

Independent Director Since: 2016 Age: 54 Term Ends: 2025 Committees: • Compensation (Chair) • Nominating and Corporate Governance

Biography:

Linda Rottenberg has served as a member of our board of directors since October 2016. Ms. Rottenberg is the co-founder and has served as the Chief Executive Officer of Endeavor since 1997. With offices in 42 emerging and underserved markets worldwide, including secondary U.S. cities, Endeavor identifies, selects, scales up, and co-invests in the most promising high-growth founders across all verticals. Ms. Rottenberg also oversees the Endeavor Catalyst LP Fund, which currently has over $500M assets under management, which co-invests in the equity financing rounds of Endeavor Entrepreneurs. In addition to her responsibilities at Endeavor, Ms. Rottenberg is a member of the Young Presidents’ Organization and the Council on Foreign Relations. Ms. Rottenberg sits on the boards of various technology companies, including Globant S.A. (NYSE: GLOB) which she has served on since 2017. Additionally, Ms. Rottenberg sat on the board of Zayo Group Holdings, Inc. (formerly NYSE: ZAYO) from 2014 to 2020, at which point the Zayo Group went private. Ms. Rottenberg holds a B.A. in Social Studies from Harvard University and a J.D. from Yale Law School.

Qualifications:

We believe that Ms. Rottenberg is qualified to serve on our board of directors due to her extensive experience in entrepreneurship, innovation, business development, and leadership.

2023 Proxy Statement	21

Board of Directors and Corporate Governance

Corporate Governance Snapshot

Our governance structure reflects our commitment to advancing the long-term interests of our stockholders, maintaining accountability, diversity, ethical conduct, and alignment of interests between leadership and investors. Highlights of our governance profile include:

Independence of Our Board of Directors

Our Class A common stock is listed on the NYSE. Under the NYSE listing standards, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors consults with our counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, and any of their family members, and Olo, our executive officers, and our independent auditors, and following the recommendation of our nominating and corporate governance committee, our board of directors has affirmatively determined that the following eight directors are independent directors within the meaning of the applicable NYSE listing standards: Messrs. Gardner, Cancel, Frankel, Jones, Meyer, and Neville, and Mses. Rottenberg and Washington. Our board of directors has nominated Mr. Kirkpatrick to serve as a Class II director to be elected at the Annual Meeting and has determined Mr. Kirkpatrick will be considered independent within the meaning of the applicable NYSE listing standards as of his election at the Annual Meeting. In making these independence determinations, our board of directors considered the applicable NYSE rules and the current and prior relationships that each non-employee director and nominee has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including their beneficial ownership of our capital stock. Mr. Glass is not independent due to his position as our Chief Executive Officer. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules.

Board Leadership Structure

Our board of directors has an independent chair, Mr. Gardner. The primary responsibilities of the chair of our board of directors are to: work with our Chief Executive Officer, Mr. Glass, to develop board meeting schedules and agendas; provide our Chief Executive Officer with feedback on the quality, quantity, and timeliness of the information provided to our board of directors; develop the agenda for, and moderate executive sessions of, the independent members of our board of directors; preside over board meetings; act as principal liaison between the independent members of our board

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of directors and Chief Executive Officer; convene meetings of the independent directors as appropriate; and perform other duties as our board of directors may determine from time to time. Accordingly, Mr. Gardner has substantial ability to shape the work of our board of directors.

We believe that separation of the positions of the chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors in its oversight of our business affairs. In addition, we believe that having an independent chair of our board of directors creates an environment that is conducive to objective evaluation and oversight of management’s performance, increasing management’s accountability, and improving the ability of our board of directors to monitor whether management’s actions are in the best interests of Olo and our stockholders. As a result, we believe that having an independent chair of our board of directors can enhance the effectiveness of our board of directors as a whole.

Role of the Board of Directors in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through its various standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for Olo and the implementation of appropriate processes to administer day-to-day risk management.

Board While our full board of directors has overall responsibility for risk oversight, it has delegated oversight of certain risks to its committees.

Audit Committee

Our audit committee oversees our processes and policies on risk identification, management, and assessment in all areas of our business, including, but not limited to, data privacy, cybersecurity, information security, competition, and regulation. Our audit committee also monitors our major financial risk exposures and confers with management and the auditors concerning our internal controls over financial reporting, including any significant deficiencies and significant changes in internal controls, and our disclosure controls and procedures.

Compensation Committee

Our compensation committee reviews our executive officer, non-employee director, senior management, and employee compensation practices and policies as they relate to risk management and risk-taking incentives, to determine if such compensation policies and practices are reasonably likely to have a material adverse effect on us.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee oversees our major corporate governance risks, including monitoring the effectiveness of our corporate governance guidelines. In addition, our nominating and corporate governance committee receives periodic updates from management about our corporate social responsibility and sustainability initiatives, and assesses related risks.

Management

Management, including our GRC Committee, as defined below, periodically reports to and seeks guidance from our board of directors and its committees with respect to the most significant risks that could affect our business, such as legal risks, information security and privacy risks, and financial, tax, and audit-related risks. In addition, management provides our audit committee periodic reports on our risk management process so that our audit committee is informed of the specific activities to manage risk exposure, such as policies and procedures, insurance plans, indemnification obligations, and internal controls.

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Data Privacy, Security, and Compliance

Our customers trust our platform with their most sensitive guest and business data, and our board of directors and management take data protection and cybersecurity seriously. We employ our in-house security teams, led by our Chief Information Security Officer, to regularly monitor the platform and test for and address any vulnerabilities. Our technology also incorporates privacy-safe practices and tools as an integral and foundational part of our platform’s approach. Privacy best practices are proactively embedded into our processes, systems, and infrastructure. Multiple data centers host our platform for redundancy. Features are equipped with metrics and logging to provide visibility into operations, with alerts configured to automatically notify our 24/7 on-call rotation in the event of a problem. Continuous integration, frequent releases, and infrastructure as code are designed to optimize for efficient deployment. We are also SOC 1, Type 2 and SOC 2, Type 2 compliant.

As a part of our risk management process, we recently formed a Governance, Risk, and Compliance Committee (the “GRC Committee”) to ensure that the direction, oversight, and management of our information security and privacy programs continue to meet business objectives, protect customer and employee data, safeguard our systems, and comply with laws, regulations, and contractual obligations. Our GRC Committee is composed of cross-functional leaders within Olo, including members from our information technology, data science, finance, internal audit, legal, and people & culture teams. Our GRC Committee is expected to meet regularly to discharge its duties and provide updates to our audit committee and our board of directors on the risk-based initiatives being performed and the progress and results of such initiatives. Our audit committee plays a critical role in overseeing the adequacy and effectiveness of our information security and cybersecurity policies, as well as the steps taken by management to mitigate or otherwise control these exposures and to identify future risks.

Strategic Planning and Strategic Initiatives

Our board of directors also plays an instrumental oversight role in our strategic planning and initiatives. As a part of this role, our board of directors regularly reviews our business strategy with management to ensure alignment on our long-term goals and strategic initiatives. In addition, our board of directors provides oversight over various other strategic initiatives or transactions implemented by us, including corporate development activities and our share repurchase program.

Environmental, Social, and Governance Oversight

Our board of directors and nominating and corporate governance committee oversee our commitment to environmental sustainability, health and safety, corporate social responsibility, corporate governance, and other public policy matters. Please refer to the below section titled “Board of Directors and Corporate Governance—Our Commitment to Environmental, Social, and Governance (“ESG”) Matters” for more details.

Meetings of the Board of Directors and its Committees

Our board of directors meets periodically during the year to review significant developments affecting Olo and to act on matters requiring the approval of our board of directors. Our board of directors met nine times during the fiscal year-ended December 31, 2022. With respect to the committees of our board of directors, during the fiscal year-ended December 31, 2022, our audit committee met seven times, our compensation committee met five times, and our nominating and corporate governance committee met three times. During the fiscal year-ended December 31, 2022, each incumbent director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which they served. We encourage our directors and director nominees to attend our Annual Meeting. At the time of the 2022 Annual Meeting of Stockholders, we had nine directors, seven of whom attended the 2022 Annual Meeting of Stockholders.

As required under applicable NYSE listing standards, during the fiscal year-ended December 31, 2022, our non-employee directors met in regularly scheduled executive sessions at which only non-employee directors were present. Mr. Gardner, our chair, presided over the executive sessions of the board of directors and the chair of each committee presided over the corresponding executive sessions of that committee.

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Information Regarding Committees of the Board of Directors

Our board of directors has established a standing audit committee, compensation committee, and nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. Our board of directors has adopted written charters for each of these committees, which are available to stockholders on our investor relations website at investors.olo.com.

The following table provides membership as of the Record Date of April 21, 2023 for each of the standing committees of our board of directors:

Name	Audit	Compensation	Nominating and Corporate Governance

Noah H. Glass

Brandon Gardner		M

David Cancel		M

David Frankel			M

Russell Jones(1)	C

Daniel Meyer			C

Colin Neville	M

Linda Rottenberg		C	M

Zuhairah Washington	M

C= Chair        M= Member

(1)

We have nominated Mr. Kirkpatrick to serve on our board of directors and our audit committee (as chair) as Mr. Jones will not be standing for reelection at the Annual Meeting. Mr. Jones is continuing his duties as a member of the board of directors and chair of our audit committee until the Annual Meeting.

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Our board of directors has determined that each member of every standing committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to us.

Below is a description of each standing committee of our board of directors:

Members • Russell Jones, chair • Colin Neville • Zuhairah Washington Independence All members are independent.

Audit Committee

The primary purpose of our audit committee is to discharge the responsibilities of our board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control, and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

•  Helping our board of directors oversee our corporate accounting and financial reporting processes.

•  Managing the selection, engagement, qualifications review, independence determination, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements.

•  Reviewing security policies and processes, systems, and decisions in conjunction with our Chief Information Security Officer.

•  Discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results.

•  Developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters.

•  Reviewing related person transactions.

•  Obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law.

•  Approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

We believe that the composition and functioning of our audit committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors has determined that each of Messrs. Jones and Neville, and Ms. Washington satisfies the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Exchange Act. It is expected that Mr. Kirkpatrick will fill the vacancy on our audit committee as a member and as chair when Mr. Jones steps down from our board of directors at the Annual Meeting. Our board of directors has determined that Mr. Kirkpatrick will satisfy the independence requirements under the listing standards of the NYSE and Rule 10A-3(b)(1) of the Exchange Act as of his election at the Annual Meeting. Our board of directors has determined that each of Messrs. Jones and Kirkpatrick is an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K. Each member of our audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

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Members • Linda Rottenberg, chair • David Cancel • Brandon Gardner Independence All members are independent.

Compensation Committee

The primary purpose of our compensation committee is to discharge the responsibilities of our board of directors in overseeing our compensation programs, policies, and plans. In addition, the compensation committee reviews and determines the compensation to be paid to our executive officers, non-employee directors, other senior management, and non-executive employees, as appropriate. Specific responsibilities of our compensation committee include:

•  Reviewing and approving the compensation of our Chief Executive Officer, executive officers, and senior management.

•  Reviewing, evaluating, and recommending to our board of directors succession plans for our executive officers.

•  Reviewing and recommending to our board of directors the compensation paid to our non-employee directors.

•  Administering our equity incentive plans and other benefit programs.

•  Reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management.

•  Reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

We believe that the composition and functioning of our compensation committee complies with all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

The chair of our compensation committee is Ms. Rottenberg. Our board of directors has determined that each of Messrs. Gardner and Cancel, and Ms. Rottenberg is independent under the listing standards of the NYSE and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

Compensation Committee Processes and Procedures

Our compensation committee generally meets quarterly and with greater frequency, if necessary. Our compensation committee also acts periodically by unanimous written consent, in lieu of a formal meeting. The agenda for each meeting is usually developed by the chair of our compensation committee, in consultation with management. Our compensation committee meets regularly in executive session. From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by our compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations by our compensation committee regarding the compensation of our Chief Executive Officer.

The charter of our compensation committee grants our compensation committee full access to all of our books, records, facilities, and personnel. In addition, under the charter, our compensation committee has the authority to obtain, at our expense, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors, and other external resources that our compensation committee considers necessary or appropriate in the performance of its duties. Our compensation committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising our compensation committee. In particular, our compensation committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and NYSE that bear upon the advisor’s independence, our compensation committee engaged Compensia, Inc. (“Compensia”) as our compensation consultant. Our compensation committee requested that Compensia:

•	Evaluate the efficacy of our existing compensation philosophy and practices in supporting and reinforcing our long-term strategic goals.

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•	Assist in refining our compensation philosophy and in developing and implementing an executive compensation program to execute that philosophy.

As part of its engagement, Compensia was requested by our compensation committee to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels for that group. Compensia ultimately developed recommendations that were presented to our compensation committee for its consideration.

Generally, our compensation committee’s process for determining executive compensation consists of two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executive officers, other than our Chief Executive Officer, our compensation committee solicits and considers evaluations and recommendations submitted to our compensation committee by our Chief Executive Officer. The evaluation of our Chief Executive Officer’s performance is conducted by our compensation committee, which determines any adjustments to their compensation as well as awards to be granted. For all executive officers, non-employee directors, and other senior management, as part of its deliberations, our compensation committee may review and consider a variety of factors as discussed in detail in the section titled “Executive Compensation — Compensation Setting Process ”.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is currently an executive officer or employee of Olo. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee. Please refer to the section titled “Transactions with Related Persons” for information about related party transactions involving members of our compensation committee or their affiliates.

Members • Daniel Meyer, chair • David Frankel • Linda Rottenberg Independence All members are independent.

Nominating and Corporate Governance Committee

Specific responsibilities of our nominating and corporate governance committee include:

•  Identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors.

•  Considering and making recommendations to our board of directors regarding the composition and chair of the committees of our board of directors.

•  Instituting plans or programs for the continuing education of our board of directors and orientation of new directors.

•  Developing and making recommendations to our board of directors regarding corporate governance guidelines and related matters.

•  Overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

•  Ensuring our ESG strategy is appropriate, takes account of material risks, and is likely to deliver results.

We believe that the functioning of our nominating and corporate governance committee complies with all applicable SEC and NYSE rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

The chair of our nominating and corporate governance committee is Mr. Meyer. Our board of directors has determined that each of Messrs. Frankel and Meyer, and Ms. Rottenberg is independent under the listing standards of the NYSE.

Our nominating and corporate governance committee will consider stockholder recommendations of director candidates, so long as they comply with applicable law and our amended and restated bylaws, which procedures are summarized below. Stockholders who wish to recommend individuals for consideration by our nominating and corporate governance committee to become nominees for election to our board of directors, should do so by delivering a written recommendation to our

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nominating and corporate governance committee at 99 Hudson Street, 10th Floor, New York, New York 10013, Attention: Corporate Secretary, at least 120 days prior to the anniversary date of the mailing of our proxy statement for the preceding year’s annual meeting of stockholders. We also encourage you to supplementally submit any such recommendation via email to Legal@olo.com.

Each submission must include, among other things, the name, age, business address, and residence address of the proposed candidate, the principal occupation or employment of the proposed candidate, details of the proposed candidate’s ownership of our capital stock, a description of the proposed candidate’s business experience for at least the last five years, and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.

If, rather than submitting a candidate to our nominating and corporate governance committee for consideration, you wish to formally nominate a director pursuant to proxy materials that you will prepare and file with the SEC, please refer to the deadline described in “When are stockholder proposals and director nominations due for next year’s annual meeting?” in the section titled “Questions and Answers About These Proxy Materials and Voting” and refer to our amended and restated bylaws for a complete description of the required procedures for nominating a candidate to our board of directors.

Communications with our Board of Directors

Our relationship with our stockholders is an important part of our corporate governance program. Engaging with stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices, or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings, and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases, and our website. Our webcasts for quarterly earnings releases are open to all. These webcasts are available in real time and are archived on our website for a period of time.

Interested parties wishing to communicate with our board of directors, or an individual director, may do so by sending a written communication to the board of directors, or such director, c/o 99 Hudson Street, 10th Floor, New York, New York 10013, Attn: Corporate Secretary. We also encourage interested parties to supplementally e-mail any such communications to us at Legal@olo.com to help ensure prompt receipt. The Corporate Secretary will review each communication. The Corporate Secretary will forward all such communication to our board of directors, or to any individual director to whom the communication is addressed, unless the communication contains advertisements or solicitations or is unduly hostile, threatening, or similarly inappropriate, in which case the Corporate Secretary shall discard the communication or inform the proper authorities, as may be appropriate.

Code of Business Conduct and Ethics

Our board of directors has adopted the Olo Inc. Code of Business Conduct and Ethics which applies to all employees, executive officers, directors, contractors, consultants, and others who may be temporarily assigned to perform work or services for us. The Code of Business Conduct and Ethics is available on our website at investors.olo.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Corporate Governance Guidelines

Our board of directors has adopted the Olo Inc. Corporate Governance Guidelines for the conduct and operation of our board of directors in order to give directors a flexible framework for effectively pursuing our objectives for the benefit of our stockholders. The Corporate Governance Guidelines set forth the practices our board of directors intends to follow with respect to board composition and selection, board meetings, board access to senior management, Chief Executive Officer performance evaluation, management succession planning, and board committees and compensation. The Corporate Governance Guidelines may be viewed on our website at investors.olo.com.

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Board Evaluation Process

We utilize a comprehensive, multi-part annual evaluation process to ensure that our board of directors is operating effectively and that its processes reflect best practices. The evaluation also aims to (i) find opportunities where our board of directors and committees can improve their performance and effectiveness, (ii) assess any need to evolve the composition and expertise of our board of directors, and (iii) ensure that our board of directors and committees are operating in accordance with our Corporate Governance Guidelines and committee charters. Our nominating and corporate governance committee oversees the evaluation process and solicits feedback for enhancement and improvement.

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Our Commitment to Environmental, Social, and Governance (“ESG”) Matters

Overview

We are committed to shaping the evolution of digital hospitality by aligning our products, resources, and employees to drive positive change and create a more sustainable future. We continuously strive to uphold our social responsibility to the communities where we live, work, and service, as well as reduce our impact on the environment. Our commitment to ESG led us to join Pledge 1%, whereby we pledged to donate 1% of our time, equity, and product to social responsibility initiatives. We also launched Olo for Good, which you can read more about in the “Community Involvement and Philanthropy” section below.

We believe that our platform positions us to meet the needs of, and benefit, not only the hospitality industry, but also the entire community ecosystem on which it depends: one composed of restaurant brands, partners, employees, and more. Our goal is to strengthen relationships via our technology and adapt to the evolving digital transformation underway in society.

Rising to these expectations means accounting for the impacts of our business operations on our stakeholders and greater society. Our employees play an instrumental role in advancing our progress and accountability in this domain. We are eager to advance ESG through sustainability, social impact, and diversity, equity, and inclusion (“DEI”), enforced by strong corporate governance and ethics.

To formalize our commitment to ESG and identify our ESG priorities, we engaged an independent consultant to conduct our inaugural materiality assessment and develop our ESG framework, both of which we published on our ESG website this year at www.olo.com/esg. We leveraged the results of the assessment to create our ESG strategy, inform future ESG-related disclosures, and guide the long-term sustainability of our business. We are committed to managing the risks and opportunities that arise from ESG issues and focusing on environmental stewardship and social impact throughout our value chain.

Key Areas of Focus for our ESG Strategy

ESG Oversight

Our nominating and corporate governance committee oversees ESG activities, programs, and public disclosures. The various committees of our board of directors, as well as our full board of directors, oversee ESG issues associated with their respective areas of responsibility. For example, oversight of a range of human capital management activities is the responsibility of our compensation committee, and oversight of our information technology risk and cybersecurity is the responsibility of our audit committee.

Our management team reports on general ESG matters to our nominating and corporate governance committee on a regular basis. We also intend to keep the public updated on our ESG efforts on our website and through our inaugural annual ESG report, which we expect to publish later this year.

Business Ethics

We are committed to maintaining the highest standards of business conduct, ethics, and legal compliance. We characterize this commitment in a simple refrain: Use Good Judgment, Act with Integrity, Be Responsible. We expect all stakeholders to act ethically and honestly. This includes our employees, directors, officers, agents, partners, representatives, contractors, and consultants. We strive to ensure ethical compliance with legal requirements, and we work to embed our Code of Business Conduct and Ethics into our everyday activities and culture. Our Code of Business Conduct and Ethics, last approved by our board of directors in 2022, details all aspects and expectations for ethical business conduct. Please refer to the above section titled “Board of Directors and Corporate Governance — Code of Business Conduct and Ethics.”

Diversity, Equity, & Inclusion

We are committed to maintaining a healthy, safe, and inclusive workplace for our employees and are taking steps to increase diversity and equity across our workforce. A diverse and motivated workforce is essential to our success, innovation, and competitive advantage.

Our DEI strategy is built on three key pillars: attracting and retaining a diverse workforce across all levels, working to ensure fairness in promotions and compensation, and maintaining an inclusive culture for all employees.

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Our DEI committee is composed of approximately 12 employees that serve two-year terms and was created to raise a voice for all employees, advise the DEI team, and create and facilitate events and initiatives to increase DEI. Based on feedback from our annual employee DEI survey and DEI committee input, in 2022, we launched Olo Ties, a pilot mentorship program created to address mentorship needs for women and people of color. In 2023, the program expanded to also address mentorship needs for employees with disabilities, non-binary employees, LGBTQ+ employees, and veterans.

As of December 31, 2022, our employees self-identified as 61.4% men, 38.3% women, 0.3% non-binary/other, and 17.2% underrepresented ethnicities. We are committed to increasing our population of employees who identify as members of underrepresented groups. Our goal is to have 42% of our workforce made up of women and 18% of our workforce made up of underrepresented ethnicities by the end of 2024. Our diversity demographics and DEI goals may be viewed at www.olo.com/dei.

To recruit a diverse workforce, we focused on the following initiatives in 2022:

•	Proactively sourcing diverse talent.

•	Forming strategic partnerships to diversify our candidate pool.

•	Ongoing review of hiring processes to minimize any potential bias.

•	Celebrating and increasing awareness of different cultures with programming that highlights various demographics and intersectionality.

•	Ongoing DEI training for all employees.

We aim to offer equitable opportunities for all employees to develop, succeed, and lead by implementing equitable talent development mechanisms. In 2022, this included:

•	Performing a company-wide calibration process to ensure leaders are using consistent standards in assessing performance, ensuring fairness, and minimizing bias across and within teams.

•	Implementing a mid-year review process to provide an additional opportunity for career and development conversations.

•	Monitoring the advancement and upward mobility of underrepresented groups as it relates to promotions and compensation.

We are committed to maintaining an inclusive culture where all our employees feel a sense of belonging and can thrive. In 2022, this meant:

•

Supporting employee-resource groups (“ERGs”) which are aimed at fostering a diverse, equitable, and inclusive workplace. We currently have six ERGs: Olo Pride (LGBTQ+), Olo Green (Eco-conscious), Oloites of Color, Olo Women’s Network, Vets@Olo, and Olo Parents.

•	Hosting guest speakers, raising awareness of, and supporting employees during, current events impacting our communities, and holding cultural events throughout the year.

•

Continuing to make investments in the training and development of our employees, including leadership development, mentorship programs, skills development, on-the-job-training, and inclusivity training.

In addition, we have policies that seek to provide equal treatment and are dedicated to providing a safe and healthy working environment for all employees. For example, in 2022, we adopted our Equitable Access to Healthcare policy, which covers travel, lodging, and childcare for employees (and their covered dependents) when it is necessary for them to travel out-of-state to access medical care.

Employee Wellness

We provide our workforce with the energy and support they need to excel at their job. We support this with a flexible working environment, generous 30+ days of time off (PTO, quarterly mental health days, bimonthly half-day summer Fridays, plus a company holiday break), and 10 dedicated sick days. We believe that employees’ mental health is a priority and so we encourage employees to take advantage of our monthly internal mental wellness sessions and benefits that include access to professional counselors.

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Climate Change and Sustainability

At Olo, we recognize the risks associated with a changing climate. We also acknowledge the impact our business may have on the environment and continue to look for ways to reduce our greenhouse gas emissions and energy usage. In 2022, we worked with an independent consultant to conduct a carbon footprint analysis to establish our baseline environmental data. We plan on periodically updating our emissions data on our ESG website at www.olo.com/esg. Using the emissions data, we are actively working to understand our carbon footprint, consulting with key stakeholders, and considering targets for emissions reductions. Our plans to limit and reduce our environmental footprint will develop as part of our ESG strategy.

We also leverage our technology platform to help restaurants cut down on their waste. For example, in an effort to reduce the amount of single-use plastic entering the waste stream, in 2022 we introduced functionality that allows restaurants to ask guests to opt-in to receive single-use plastic cutlery with their take-out and delivery orders, rather than including them by default. We’ll continue to explore features and functionality that help our customers not only comply with federal, state, and local laws and regulations, but also to pursue and achieve their own social impact and environmental sustainability goals.

Community Involvement and Philanthropy

Since launching our Olo for Good initiative in 2021, we’ve focused on creating a positive impact in the communities in which we live, work, and serve by integrating social responsibility into our business. Olo for Good leverages our time, product, and equity to support non-profit organizations aligned with our mission and values, including those focused on:

•	Advancing all aspects of racial, ethnic, and gender diversity, equity, and inclusion.

•	Providing relief and support for the restaurant industry and its front-line workers.

•	Ending childhood hunger and increasing access to food.

•	Protecting natural resources and reducing waste and emissions.

The Olo for Good initiative includes a donor-advised fund created through our independent donor-advised fund sponsor, Tides Foundation. In March 2021, our board of directors approved the issuance of 1,729,189 shares of our Class A common stock (representing 1% of our fully diluted equity outstanding as of immediately prior to our initial public offering, per our Pledge 1% commitment mentioned above) for Olo for Good. We expect to donate 1/10th of the total shares approved into the fund annually. Upon the sale of these shares, we intend to recommend Tides Foundation to donate the proceeds from such sale in accordance with our direction.

In 2022, we recommended nine nonprofit organizations to Tides Foundation to receive grants in connection with the Olo for Good annual grant cycle. Tides Foundation subsequently donated a total of $2.1 million in grants to Emma’s Torch, The Okra Project, Heart of Dinner, World Central Kitchen, Partnership with Native Americans, Appalachian Trail Conservancy, American Forests, Giving Kitchen, and The LEE Initiative.

We also provided strategic grants that responded to social justice issues and natural disasters. The 2022 recipients of these strategic grants included Equality Texas, Equality Florida, American National Red Cross, and Razom Ukraine. Our philanthropic contributions reflect our broader engagement on social justice topics that are important to our employees, customers, and partners, such as our decision to sign onto the Human Rights Watch Statement Against Anti-LGBTQ+ Legislation.

In addition to our donor-advised fund and strategic grants, our commitment to Pledge 1% includes donating 1% of product and 1% of employee time to social responsibility initiatives. This pledge strengthens our social responsibility initiatives through inclusion efforts with community partners, empowering volunteerism, and support for non-profits.

Our pledge of donating 1% of our product materialized in our first non-profit partner in 2021, Emma’s Torch, a woman-founded fast-casual restaurant that provides refugees, asylees, and survivors of human trafficking with culinary training, English as an additional language classes, and interview preparation. We are waiving fees for Emma’s Torch’s use of our Ordering and Dispatch modules. In addition, we implemented an Open Dollar Donation feature that allows restaurants to include an option for their guests to make a donation to a non-profit organization at check-out. To date, this has resulted in more than $2 million in donations. As we continue to explore how restaurants can use our platform for social impact and create a positive change in their communities, we hope to add more non-profit restaurants to our platform.

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Board of Directors and Corporate Governance

Our pledge also builds upon our gift-matching and volunteer time off (“VTO”) policies. Under our gift-matching policy, we match contributions made by our employees to non-profit organizations of up to $250 per employee per calendar year. We believe that building a sustainable program for charitable donations fosters employee morale and engagement, enhances our community presence, and further aligns us with the restaurant industry. We also have a VTO policy to support volunteer activities that enhance and serve the communities in which we live and work. We believe creating community engagement opportunities that are meaningful, purposeful, and help those in need is important to enriching and inspiring the lives of our employees and improving our communities. Our VTO policy allows full-time employees to volunteer up to eight hours per calendar year with a 501(c)(3) non-profit organization. In 2022, more than 170 employees used over 800 VTO hours and donated more than $48,000 (plus more than $25,000 matched by us) to eligible non-profit organizations.

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Non-Employee Director Compensation

Non-Employee Director Compensation Policy

Our board of directors adopted a non-employee director compensation policy in March 2021, as amended and restated, that is applicable to all of our non-employee directors. This non-employee director compensation policy provides that each such non-employee director will be eligible to receive the following compensation for service on our board of directors and our standing committees, on and following the effective date of the non-employee director compensation policy:

•	an annual cash retainer of $30,000;

•	an annual cash retainer of $45,000 for service as lead non-employee director (in lieu of the annual cash retainer above);

•

an additional annual cash retainer of $10,000, $6,000, and $4,000 for service as a member of our audit committee, compensation committee, and nominating and corporate governance committee, respectively;

•

an additional annual cash retainer of $20,000, $12,000, and $8,000 for service as chair of our audit committee, chair of our compensation committee, and chair of our nominating and corporate governance committee, respectively (in lieu of the committee member retainer above);

•

an initial restricted stock unit award (an “initial RSU award”) granted at the time a non-employee director first joins our board of directors, covering the number of shares equal to $300,000 divided by the closing sales price of our Class A common stock on the NYSE on the grant date, rounded down to the nearest whole share, vesting in three equal annual installments; and

•

an annual restricted stock unit (“RSU”) award, granted at each annual meeting of our stockholders to each non-employee director who (i) has served as a non-employee member of the board of directors for at least six months prior to the annual meeting and (ii) does not hold unvested equity awards (other than the initial RSU award), covering the number of shares equal to $165,000 divided by the closing price of our Class A common stock on the NYSE on the annual meeting date; each annual grant will fully vest on the earlier of (x) the one year anniversary of the grant date and (y) the day immediately prior to the next annual meeting.

Additional cash retainers for board of directors or committee service (e.g., for service on any ad hoc or other committees of the board of directors) may be approved by our board of directors or our compensation committee. Each of the RSU awards under our non-employee director compensation policy described above will be granted under our 2021 Equity Incentive Plan (the “2021 Plan”). Each such award will vest subject to the director’s continuous service with us, provided that each award will vest in full upon a “Change in Control,” as defined in the 2021 Plan.

Update to the Non-Employee Director Compensation Policy for Fiscal Year 2023

In February 2023, we further amended and restated our non-employee director compensation policy to provide that future RSU awards shall cover the number of shares equal to the respective value divided by the greater of (i) the average price of our Class A common stock on the NYSE on the 30 trading days immediately preceding the grant date (or retainer accrual date if a director has elected to convert their annual cash retainer), or (ii) the average closing price of our Class A common stock on the NYSE on the 30 trading days immediately preceding the date utilized by our compensation committee to review our overall target burn rate utilization for the calendar year.

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Non-Employee Director Compensation

2022 Non-Employee Director Compensation Table

The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during fiscal year 2022. Directors who also serve as employees receive no additional compensation for their service as directors. During fiscal year 2022, Noah H. Glass, our Chief Executive Officer, was a member of our board of directors as well as an employee, and received no additional compensation for his services as a director. Please refer to the section titled “Executive Compensation – 2022 Summary Compensation Table” for more information about the compensation of Mr. Glass as a named executive officer.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)		Total ($)

Brandon Gardner	57,000	164,997		221,997

David Cancel(4)	27,600	299,992		327,592

David Frankel	34,000	164,997		198,997

Russell Jones(5)	58,000	160,028	(6)	218,028

Danny Meyer	38,000	164,997		202,997

Colin Neville	40,000	164,997		204,997

Linda Rottenberg	46,000	91,313		137,313

Zuhairah Washington	46,000	91,313		137,313

James D. Robinson IV(7)	8,400	—		8,400

(1)

As of December 31, 2022, each of Messrs. Frankel, Gardner, Meyer, and Neville held 17,954 outstanding RSUs for shares of our Class A common stock; Mses. Rottenberg and Washington held 10,353 outstanding RSUs for shares of our Class A common stock; and Mr. Cancel held 23,961 outstanding RSUs for shares of our Class A common stock. Additionally, Mr. Jones held an option to purchase 150,000 shares of our Class B common stock; Ms. Rottenberg held options to purchase 1,130,398 shares of our Class B common stock; and Ms. Washington held an option to purchase 203,813 shares of our Class B common stock.

(2)

The amounts reported represent the annual cash retainer and committee fees paid to or earned by each of our non-employee directors for services in fiscal year 2022 pursuant to our non-employee director compensation policy, as amended and restated. Each non-employee director, other than Messers. Cancel, Gardner, Jones, and Neville, and Ms. Washington, elected to receive such amounts in the form of fully vested RSUs for shares of our Class A common stock.

(3)

The amounts reported represent the grant date fair value of the RSUs granted during fiscal year 2022 under our 2021 Plan, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Such grant values do not take into account any estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value are set forth in Note (13) of our financial statements included in our Annual Report on Form 10-K for fiscal year-ended December 31, 2022. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the director upon vesting, settlement, or sale of any of the underlying shares of our Class A common stock.

(4)

Mr. Cancel was appointed to our board of directors, effective March 25, 2022, and upon such appointment, Mr. Cancel received a one-time initial grant of 23,961 RSUs pursuant to our amended and restated non-employee director compensation policy, as amended.

(5)	Mr. Jones will not be standing for reelection at the Annual Meeting.

(6)

The amount reported does not include the RSU award that Mr. Jones was entitled to receive on June 16, 2022, at our 2022 Annual Meeting of Stockholders, pursuant to our non-employee director compensation policy, as amended and restated. Mr. Jones voluntarily waived his right to receive such grant in order to reflect our board of director’s intent for equitable compensation practices under such policy.

(7)	Mr. Robinson resigned from our board of directors, effective March 25, 2022.

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Report of the Audit Committee of the Board of Directors

The audit committee of the board of directors has reviewed and discussed the audited financial statements for the fiscal year-ended December 31, 2022 with our management. The audit committee has also reviewed and discussed with Deloitte & Touche LLP, our independent registered public accounting firm for the fiscal year-ended December 31, 2022, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and rules adopted by the SEC. The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022 and filed with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Russell Jones, Chair

Colin Neville

Zuhairah Washington

The material in this report is not “soliciting material,” is not deemed “filed” and is not to be incorporated by reference in any filing of Olo under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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Executive Officers

The following table sets forth, for our executive officers, their ages and position held with us as of the date of this proxy statement:

Name	Age	Principal Position

Noah H. Glass	41	Founder, Chief Executive Officer, and Director
Peter Benevides	42	Chief Financial Officer
Diego Panama	41	Chief Revenue Officer
Robert Morvillo	44	General Counsel and Corporate Secretary

Biographical information for Noah H. Glass is included above with the directors’ biographies under the section titled “Board of Directors and Corporate Governance.”

Peter Benevides has served as our Chief Financial Officer since January 2020. Mr. Benevides previously held the positions of Senior Vice President from January 2018 until December 2019 and Vice President of Finance from April 2015 until January 2018. Prior to joining us, Mr. Benevides held the position of Vice President of Finance and Controller at UrbanDaddy, Inc., a digital media and e-commerce company. Earlier in his career, Mr. Benevides served as the Director of Finance at several companies, including Turntable.fm, Inc., a social music service, and Sony Music Entertainment, a global recorded music company. Mr. Benevides serves on the board of the University of Rhode Island’s College of Business, Innovation & Entrepreneurship Program. Mr. Benevides is a Certified Public Accountant and Certified Management Accountant and holds a B.S. and an M.S. in Accounting from the College of Business Administration at the University of Rhode Island.

Diego Panama has served as our Chief Revenue Officer since July 2022, overseeing all aspects of the customer journey for our restaurant brands, from marketing brand awareness to sales, deployment, success, support, renewal, and expansion. Prior to joining us, Mr. Panama served in several roles at LiveRamp (NYSE: RAMP) from 2014 until 2022, including as Chief Commercial Officer from 2021 until 2022, where he led sales, solutions engineering, partnerships, customer success, support, and professional services. Mr. Panama was also previously at Microsoft Advertising, where he helped pioneer programmatic ad sales through the Microsoft Advertising Exchange, first as a product manager and then as a sales executive. Prior to Microsoft, Mr. Panama was a Director of Programs at Endeavor. Mr. Panama holds a B.A. in Mathematics and Economics from Yale University and an M.B.A. from MIT.

Robert Morvillo has served as our General Counsel and Corporate Secretary since January 2023. Mr. Morvillo previously held the position of Senior Vice President of Legal from July 2022 until January 2023. Prior to joining us, from 2015 until 2022, Mr. Morvillo served in several roles at Diebold Nixdorf, Inc. (NYSE: DBD), an international financial and retail technology company, including as the Vice President, Associate General Counsel where he oversaw various legal functions such as strategic contracting, data privacy, cybersecurity, payments, and compliance. Earlier in his career, Mr. Morvillo was a litigator at a boutique defense firm and Goodwin Procter LLP where he represented companies and individuals in civil, criminal, and regulatory investigations and trials. Mr. Morvillo also clerked for the Honorable Richard M. Berman in the Southern District of New York. Mr. Morvillo holds a B.A. in History from Miami University and a J.D. from Brooklyn Law School.

38

Executive Compensation

Compensation Discussion and Analysis

Overview

Our executive compensation program is designed to attract, motivate, incentivize, and retain our executive officers, who contribute to our long-term success. Pay that is competitive, rewards performance, and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our executive compensation program’s design and decisions. We structure our executive compensation program to be heavily weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our executive compensation program consists of the following elements: base salary, the annual cash bonus plan (the “Bonus Plan”), the sales compensation plan (which encompasses the sales commission payments for our Chief Revenue Officer and former Chief Customer Officer), and long-term equity incentives. We believe that these compensation elements provide balanced incentives for our executive officers and are guided by our overarching philosophy of paying for demonstrable performance.

The compensation provided to our named executive officers for the year-ended December 31, 2022, or fiscal year 2022, is detailed in the “Executive Compensation – 2022 Summary Compensation Table” below.

Our named executive officers for fiscal year 2022, which consisted of our principal executive officer, our principal financial officer, the next two most highly compensated executive officers, and a former executive officer who would have been a named executive officer if not for him resigning before the end of the fiscal year, were:

Name	Principal Position

Noah H. Glass	Founder, Chief Executive Officer, and Director
Peter Benevides	Chief Financial Officer
Nithya B. Das	Chief Operating Officer and Chief Legal Officer
Diego Panama	Chief Revenue Officer
Marty Hahnfeld	Former Chief Customer Officer

Management Changes in 2022 and 2023

On May 9, 2022, Mr. Hahnfeld resigned from his position as Chief Customer Officer, effective June 30, 2022. As part of his Separation Agreement (as defined in “Executive Compensation – Marty Hahnfeld” below), Mr. Hahnfeld entered into an advisor agreement with us. For more information about Mr. Hahnfeld’s Separation Agreement, please refer to the section titled “Executive Compensation – Marty Hahnfeld” below. In connection with Mr. Hahnfeld’s resignation, our board of directors, upon the recommendation of our compensation committee, appointed Mr. Panama as our Chief Revenue Officer, effective July 5, 2022.

Effective January 18, 2022, Ms. Das, who was serving as our Chief Legal Officer and Corporate Secretary, was appointed our Chief Operating Officer, alongside continuing her then-current roles. In January 2023, Ms. Das resigned from her position as Corporate Secretary, effective January 17, 2023, and as Chief Operating Officer and Chief Legal Officer, effective March 31, 2023. In connection with Ms. Das’ resignation, our board of directors appointed Robert Morvillo as General Counsel and Corporate Secretary, effective January 17, 2023.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2022. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why our compensation committee and our board of directors arrived at the specific compensation decisions for our named executive officers in 2022 and discusses the key factors that were considered in determining their total compensation.

Executive Summary

Who We Are

We are a leading open SaaS platform for restaurants that enables hospitality at every guest touchpoint. Millions of orders per day run on our on-demand commerce engine, providing restaurants a single source to understand and serve every

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Executive Compensation

guest from every channel, whether direct or third-party. With integrations to over 300 technology partners, our customers can build personalized guest experiences in and outside of their four walls, utilizing one of the largest and most flexible restaurant tech ecosystems on the market. Over 600 restaurant brands trust us to grow their digital sales, do more with less, and make every guest feel like a regular.

2022 Business Highlights

2022 was a pivotal year of inflection for Olo as we continued our post-IPO transformation and introduced our new mission to serve as the engine of hospitality. Some notable highlights include:

•	$185.4 million total revenue for fiscal year 2022 (an increase of over 24% year-over-year);

•	Over 600 brands on the platform at the end of fiscal year 2022;

•	$127.9 million gross profit for fiscal year 2022;

•	$9.8 million non-GAAP operating income* for fiscal year 2022;

•	Average revenue per unit of $2,189 for fiscal year 2022 (an increase of over 8% year-over-year);

•	Approximately 87,000 active restaurants on the platform at the end of fiscal year 2022;

•	More than 2 million orders per day;

•	Over 85 million unique guests transacted on the platform for fiscal year 2022; and

•	Announced the general availability of Olo Pay, our comprehensive payment solution purpose-built for restaurants.

*

Non-GAAP Operating Income represents a non-GAAP number. Please see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Non-GAAP Financial Measures” in our Form 10-K for the year ended December 31, 2022, for a reconciliation of non-GAAP operating income to U.S. generally accepted accounting principles (“GAAP”) operating income and related disclosures.

Named Executive Officer Compensation Highlights

Based on our overall operating environment and our business results, our compensation committee took the following key actions with respect to the compensation of our named executive officers for and during 2022:

•

Base Salaries: We made certain market adjustments to the base salaries of our named executive officers, as we continue to move the base salaries of our named executive officers closer to the market median.

•

Annual Cash Bonuses: Aligned with our overarching philosophy of paying for demonstrable performance, our named executive officers were not eligible for annual cash bonuses, as metrics for attainment were not achieved for fiscal year 2022.

•

Long-Term Equity Incentives: Consistent with our philosophy that equity awards should incentivize and reward our executive officers to create sustainable long-term stockholder value, compensation for our named executive officers was heavily weighted towards long-term equity incentives in the form of stock options and RSUs.

Relationship Between Pay and Performance

We design our executive compensation program to align the attraction, motivation, and retention of our executive officers, including our named executive officers, and other senior management, with the goal of promoting the interests of our stockholders. To ensure this balance, we seek to ensure that a meaningful portion of our executive officers’ annual target total compensation opportunity is both “at-risk” and variable in nature.

We emphasize variable compensation that appropriately rewards our executive officers through the following two principal compensation elements:

•

First, we provide the opportunity to participate in our Bonus Plan or, in the case of Mr. Hahnfeld and Mr. Panama, our sales compensation plan, which provides cash payments if they produce short-term results aligned with long-term stockholder value that meet or exceed certain business objectives set forth in our annual management plan or our sales compensation goals.

•

In addition, we grant long-term equity incentives in the form of both stock options and RSUs, which, in the aggregate, comprise a majority of their target total compensation. The value of these equity awards depends entirely on the value of our common stock, thereby incentivizing our executive officers to build sustainable long-term value for the benefit of our stockholders.

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Executive Compensation

These variable pay elements ensure that, each year, a substantial portion of our executive officers’ target total compensation is contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below target levels commensurate with our actual performance.

We believe that these compensation elements provide balanced incentives for our executive officers to meet our business objectives and drive long-term growth. To ensure that we remain aligned with our compensation philosophy, our compensation committee regularly evaluates the relationship between the reported values of the equity awards granted to our executive officers, the amount of compensation realizable (and, ultimately, realized) from such awards in subsequent years, and our performance over this period.

Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. Our compensation committee reviews our executive compensation program on an annual basis to ensure consistency with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation-related policies and practices that were in effect during 2022:

What We Do:

✓	Maintain Independent Compensation Committee. Our compensation committee is composed solely of independent directors who determine our compensation policies and practices.

✓	Annual Executive Compensation Review. Our compensation committee reviews and approves our compensation philosophy annually, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile.

✓	Maintain Independent Compensation Advisor. Our compensation committee engaged its own independent compensation consultant to assist with its 2022 compensation review. This consultant performed no other consulting or other services for us in 2022.

✓	At-Risk Compensation. Our executive compensation program is designed so that a significant portion of our executive officers’ compensation is in the form of equity and “at risk” based on corporate performance, to align the interests of our executive officers and stockholders.

✓	Multi-Year Vesting Requirements. The long-term equity incentives granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

✓	“Double-Trigger” Change-in-Control Arrangements. All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change-in-control plus a qualifying termination of employment before payments and benefits are paid).

What We Don’t Do:

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or arrangements to our executive officers other than the plans and arrangements that are available to all eligible U.S. employees. Our executive officers are eligible to participate in our Section 401(k) retirement plan on the same basis as our other eligible employees.

No Tax Payments on Change-in-Control Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control.

No Pledging or Hedging Shares of our Common Stock. We prohibit our employees, including our executive officers, and the members of our board of directors from pledging or hedging shares of our common stock.

No Automatic Increases in Executive Compensation. Our compensation committee conducts a thorough review of our executive compensation program annually and makes necessary adjustments.

No Excessive Perquisites. We do not provide excessive perquisites and other personal benefits to our executive officers.

No Excessive Risk Taking. We review our compensation-related risk profile annually to ensure that our compensation programs do not encourage unnecessary or excessive risk taking.

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Executive Compensation

What We Do:

✓	Health or Welfare Benefits. Our executive officers participate in broad-based health and welfare benefit programs on the same basis as our other eligible employees.

What We Don’t Do:

No Guaranteed Bonus. Our named executive officers’ bonuses are not guaranteed and are subject to objective performance-based measures.

Advisory Votes and the Role of Stockholders

At the Annual Meeting, we will be conducting a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. Our stockholders will be given the opportunity to express a preference as to whether future non-binding advisory votes on the compensation of our named executive officers should be held every one year, two years, or three years. Please refer to Proposal 3 in this proxy statement for more information. We will also be conducting a non-binding stockholder advisory vote on the approval of the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). Please refer to Proposal 4 in this proxy statement for more information.

We value the opinions of our stockholders. Our board of directors and our compensation committee will consider the outcome of such non-binding advisory votes, as well as feedback received throughout the year, when making compensation decisions for our named executive officers.

Compensation Philosophy and Objectives

We structure the annual compensation of our executive officers using a combination of the following principal elements: base salary, annual cash bonus opportunities, sales commission payments, and long-term equity incentives. The design of our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. We strive to provide compensation programs that are competitive, rewards achievement of our business objectives, and aligns our employees’ interests with those of our stockholders. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

Attract & Retain Talent	Pay-for- Performance	Alignment with Stockholders	Reinforce Cultural Norms

Provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly talented team of executive officers and senior management within the context of responsible cost management.

Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers and senior management.

Align the interests and objectives of our executive officers and senior management with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and their annual cash bonus opportunities to our annual performance.

Offer total compensation opportunities to our executive officers and senior management that are internally consistent and fair.

We have not adopted policies or employed guidelines for allocating total compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation. As described below, our compensation committee considers a variety of factors in formulating and proposing the appropriate annual mix among such compensatory elements, including our compensation philosophy and the value of outstanding equity awards granted in prior years.

42

Executive Compensation

Compensation-Setting Process

Role of Compensation Committee

Our compensation committee discharges the responsibilities of our board of directors relating to the compensation of our executive officers, including our named executive officers, the non-employee members of our board of directors, other senior management, and non-executive employees, as appropriate. Our compensation committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers.

In carrying out its responsibilities, our compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies and makes recommendations and decisions that it believes furthers our philosophy or aligns with developments in best compensation practices, and reviews the performance of our executive officers and senior management when making recommendations and decisions with respect to their compensation.

Our compensation committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. The charter is available at investors.olo.com. Our compensation committee retains Compensia as its compensation consultant (as described below) to provide support in its review and assessment of our executive compensation program; however, our compensation committee exercises its own judgment in determining the compensation of our executive officers, including our named executive officers, and senior management.

Setting Target Total Compensation

Each year, our compensation committee conducts an annual review of the target total compensation of our executive officers, including our named executive officers, and senior management, as appropriate. Typically this occurs during the first quarter of the year.

Our compensation committee targets the 50th percentile of market data when reviewing the target total compensation of our executive officers. In determining the target total compensation of our executive officers, our compensation committee relies primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives and compensation philosophy;

•	our performance against the financial, operational, and strategic objectives established by our compensation committee and our board of directors;

•

each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executive officers at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the scope of each executive officer’s role and responsibilities compared to other similarly situated executive officers at the companies in our compensation peer group and/or selected broad-based compensation surveys;

•

the prior performance of each individual executive officer, based on a subjective assessment of their contributions to our overall performance, ability to lead their business unit or function, and work as part of a team, all of which reflect our core values;

•	the potential of each individual executive officer to contribute to our long-term financial, operational, and strategic objectives;

•	the retention risk (and related replacement cost) of each individual executive officer;

•	our Chief Executive Officer’s compensation relative to that of our executive officers, and compensation parity among our executive officers;

•	our financial performance relative to our peers;

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Executive Compensation

•

the compensation practices of our compensation peer group and the companies in selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and

•	the recommendations of our Chief Executive Officer with respect to the target total compensation of our executive officers (except with respect to our Chief Executive Officer’s own compensation).

These factors provide the framework for formulating and determining the target total compensation for each executive officer, including each named executive officer. No single factor is determinative in these decisions, nor is the impact of any individual factor on the determination of pay levels quantifiable.

Our compensation committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in determining the target total compensation of our executive officers. The members of our compensation committee consider this information in light of their individual experience, their knowledge of us, the competitive market, and of each executive officer and their business judgment in making decisions.

Our compensation committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or to make specific compensation decisions with respect to our executive officers. Instead, in determining the compensation of our executive officers, our compensation committee reviews information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment and more broad-based compensation surveys to gain a general understanding of market compensation levels.

Role of Management

In discharging its responsibilities, our compensation committee works with members of our management, including our Chief Executive Officer. Our management assists our compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. Our compensation committee solicits and reviews our Chief Executive Officer’s proposals with respect to executive compensation program structures, as well as any recommendations for adjustments to base salary, annual cash bonus, sales commission payments, long-term equity incentives, and other compensation-related matters for our executive officers, including our named executive officers, and senior management (except with respect to our Chief Executive Officer’s own compensation), based on our Chief Executive Officer’s evaluation of their performance for the prior fiscal year.

Performance of our executive officers, including our named executive officers, is reviewed annually by our Chief Executive Officer. Each executive officer is evaluated based on the level of success in accomplishing their annual business objectives and their overall performance for the year. The annual business objectives for each executive officer are developed through mutual discussion and alignment between our Chief Executive Officer and each executive officer, and takes into account our overall business objectives.

Our Chief Executive Officer’s evaluations, along with any recommendations for adjustments to compensation, are shared with our compensation committee for review and discussion. Our compensation committee utilizes these evaluations and recommendations as just one factor in determining the compensation of our executive officers, including our named executive officers. Our Chief Executive Officer also attends meetings of our board of directors and our compensation committee at which executive compensation matters are addressed, except with respect to discussions involving our Chief Executive Officer’s own compensation.

Role of Compensation Consultant

Our compensation committee has the sole authority to retain an external compensation consultant to assist it by providing information, analysis, and other advice relating to our executive compensation program and the recommendations and decisions resulting from its annual executive compensation review, including the authority to approve the consultant’s reasonable fees and other retention terms. The compensation consultant reports directly to our compensation committee and its chair, and serves at the discretion of our compensation committee, which reviews the engagement annually.

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Executive Compensation

In 2022, our compensation committee engaged Compensia, a national compensation consulting firm, to serve as its independent compensation consultant and to advise on executive compensation matters.

During 2022, Compensia attended the meetings of our compensation committee (both with and without management present), as requested, and provided various services, including the following:

•	the review, analysis, and updating of our compensation peer group;

•

the review and analysis of the base salary levels, annual cash bonus opportunities, and long-term equity incentives of our executive officers, including our named executive officers, and other senior management, against competitive market data based on the companies in our compensation peer group and selected compensation surveys;

•	a review and market analysis of our equity award guidelines;

•	an assessment of executive compensation trends within our industry, and update on corporate governance and regulatory issues and developments;

•	a review and analysis of our equity award “burn rate”;

•	competitive market analyses for executive officers and certain members of senior management, including the Chief Revenue Officer;

•	a review and competitive analysis of the design and operation of various performance-based equity award vehicles;

•	consultation with our compensation committee chair and other members between compensation committee meetings; and

•	support on other ad hoc matters throughout the year.

Compensia also coordinated with our management for data collection and job matching for our executive officers and senior management. In 2022, Compensia did not provide any other services to us.

Our compensation committee has evaluated its relationship with Compensia to ensure that it believes that the compensation consultant is independent from management. This review process included a review of the services that Compensia provided, the quality of those services, and the fees associated with the services provided during 2022. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), the listing standards of the NYSE, and such other factors as were deemed relevant under the circumstances, our compensation committee has determined that no conflict of interest was raised as a result of the work performed by Compensia. In addition, our compensation committee evaluated the independence of its other outside advisors to our compensation committee, including outside legal counsel, considering the same independence factors, and concluded their work for our compensation committee does not raise any conflicts of interest.

Competitive Positioning

Our compensation committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. For purposes of assessing our executive compensation against the competitive market, our compensation committee reviews and considers the compensation levels and practices of a select group of peer companies. Generally, this compensation peer group consists of SaaS companies, with a focus on enterprise software companies that are similar to us in terms of revenue, market capitalization, and industry focus. The competitive data drawn from this compensation peer group is one of several factors that our compensation committee uses to determine the compensation of our executive officers, including our named executive officers, and senior management.

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In August 2021, our compensation committee directed Compensia to review and update our compensation peer group to reflect current market conditions, to remove both acquired or to be acquired companies and companies which fell meaningfully above or below best practice size ranges, and to retain key peer companies identified by management and our compensation committee. In identifying and selecting the companies to comprise the updated compensation peer group, Compensia considered the following primary criteria:

•	publicly-traded SaaS companies with a focus on enterprise software and companies in the e-commerce and payment technology sectors;

•	revenues within a range of approximately 0.33x to approximately 3.0x of our then-trailing four quarters’ revenue (approximately $39 million to approximately $355 million);

•	market capitalization within a range of approximately 0.25x to approximately 4.0x of our 30-day average market capitalization (approximately $1.3 billion to approximately $21.1 billion);

•	strong revenue growth;

•	headquartered in the United States; and

•	preference for companies that had recently completed their initial public offering of equity securities.

The updated compensation peer group for fiscal year 2022, as approved by our compensation committee in October 2021, consisted of the following companies:

Asana, Inc.	Coupa Software Inc.	nCino, Inc.
Avalara, Inc.	CS Disco, Inc.	PagerDuty, Inc.
BigCommerce Holdings, Inc.	Duck Creek Technologies, Inc.	Paya Holdings Inc.
Bill Holdings, Inc.	Guidewire Software, Inc.	Phreesia, Inc.
BlackLine, Inc.	Latch, Inc.	Squarespace, Inc.
BTRS Holdings Inc.	Lightspeed Commerce Inc.	Workiva Inc.
Couchbase, Inc.

In addition to the data drawn from the companies in our compensation peer group, our compensation committee also utilized data from custom data cuts drawn from the Radford Global Technology Survey database (including a survey cut of 14 of the 19 companies in our compensation peer group and a survey cut of U.S. software companies with revenues between $100 million and $1.5 billion), to evaluate the competitive market when determining the total compensation packages for our executive officers for fiscal year 2022.

Our compensation committee reviews our compensation peer group at least annually and may replace some or all of the companies with others from time to time as changes in market positions and company size, including our own, may suggest more representative peer group companies.

Compensation Risk Assessment

As part of our annual compensation-related risk review, our compensation committee, in consultation with management and Compensia, conducted an analysis to determine whether any risks arising from compensation policies and practices are reasonably likely to have a material adverse effect on us in light of our overall business, strategy, and objectives. This risk assessment included, among other things, a review of our cash and long-term equity incentives across executive and non-executive employee populations, as well as other compensation-related policies to which our employees are subject.

The compensation risk assessment is two-pronged and evaluates both (i) material enterprise risks related to our business that may be exacerbated by compensation policies and practices, and (ii) the potential risks arising from attributes in our compensation practices, performance criteria, payout curves and leverage, pay mix, and verification of performance results.

After reviewing the results of the analysis, our compensation committee and management believe our current compensation policies and practices (i) balance an appropriate risk and reward profile in relation to our overall business strategy, and (ii) do not encourage our employees, including our executive officers, to take excessive or inappropriate risks that are reasonably likely to have a material adverse effect on us.

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Compensation Elements

Element	Type of Element	Compensation Element	Objective

Base Salary	Fixed	Cash	Designed to provide a fixed source of compensation for performing job responsibilities based on each executive officer’s skills, experience, and criticality of the role and to attract and retain executive officers

Annual Cash Bonuses	Variable	Cash	Designed to motivate our executive officers (except our Chief Revenue Officer and former Chief Customer Officer) to achieve annual business objectives and provide financial incentives when we meet or exceed these annual objectives

Sales Commission Payments	Variable	Cash	Designed to motivate our Chief Revenue Officer (and former Chief Customer Officer) to achieve business objectives and provide financial incentives when we meet or exceed these objectives

Long-Term Equity Incentives	Variable	Equity awards in the form of stock options and RSUs	Designed to align the interests of our executive officers and our stockholders by motivating them to create sustainable long-term stockholder value

Base Salary

Base salary represents the fixed portion of the compensation of our executive officers, including our named executive officers and senior management, and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each executive officer with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

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We establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire the individual, taking into account their position, qualifications, experience, prior salary level, market compensation levels, practices against peer companies, and the base salaries of our other executive officers. Additionally, our compensation committee reviews the base salaries of our executive officers and other senior management each year as part of its annual review of our executive compensation program, with input from our Chief Executive Officer (except with respect to the Chief Executive Officer’s own base salary) and makes such adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, individual contributions, responsibilities, position in the case of a promotion, and market conditions. In addition, the base salaries of our executive officers may be adjusted by our compensation committee in the event of a promotion or significant change in responsibilities.

In January 2022, our compensation committee reviewed the base salaries of our executive officers, including our named executive officers, and senior management, taking into consideration a competitive market analysis prepared by Compensia, as well as the other factors described in “Executive Compensation – Setting Target Total Compensation” above. Following this review, our compensation committee adjusted the base salaries of each of our executive officers to bring their base salaries to levels that were comparable to those of similarly-situated executive officers in our compensation peer group and the relevant compensation market data in order to improve competitive alignment with our peers.

The base salaries of our named executive officers as determined for 2022 were as follows:

Named Executive Officer	2021 Base Salary ($)	2022 Base Salary ($)(1)	Percentage Adjustment

Mr. Glass	443,000	500,000	12.9%

Mr. Benevides(2)	308,000	406,000	31.8%

Ms. Das(3)	338,000	375,000	10.9%

Mr. Panama(4)	—	550,000	—

Mr. Hahnfeld(5)	364,000	380,000	4.4%

(1)	Base salaries for 2022 were effective as of January 1, 2022.

(2)

While Mr. Benevides was elevated to Chief Financial Officer in January 2020, Mr. Benevides’ base salary was not fully adjusted to align with the market median for his role in 2021, but instead was increased over two compensation review cycles.

(3)

Ms. Das’ base salary increased in connection with her appointment to an expanded role as Chief Operating Officer in January 2022, alongside her then-current roles as Chief Legal Officer and Corporate Secretary. In January 2023, Ms. Das resigned from her position as Corporate Secretary, effective January 17, 2023, and as Chief Operating Officer and Chief Legal Officer, effective March 31, 2023.

(4)

Mr. Panama was not an executive officer in 2021. Mr. Panama was appointed as our Chief Revenue Officer in July 2022. In addition, as Mr. Panama’s responsibilities are focused on sales, his total compensation received for 2022 includes sales commissions, as described in “Executive Compensation — Sales Commission Payments” and reflected in the “2022 Summary Compensation Table” below.

(5)

As Mr. Hahnfeld’s responsibilities are focused on sales, his total compensation received for 2022 includes sales commissions, as described in “Executive Compensation — Sales Commission Payments” and reflected in the “2022 Summary Compensation Table” below. In May 2022, Mr. Hahnfeld resigned from his position as Chief Customer Officer, effective June 30, 2022.

The actual salaries paid to our named executive officers during 2022 are set forth in the “2022 Summary Compensation Table” below.

Annual Cash Bonuses

We use an annual cash bonus plan (the “Bonus Plan”) to motivate our executive officers, including our named executive officers, to achieve our annual business goals. In February 2022, as part of its annual review of our executive compensation program, our compensation committee reviewed the annual target cash bonus opportunities of our executive officers, including our named executive officers, taking into consideration a competitive market analysis prepared by Compensia as well as the other factors described in “Executive Compensation — Setting Target Total Compensation” above. Following this review, our compensation committee increased the annual target cash bonus for fiscal year 2022 for certain of our executive officers, including our named executive officers, bringing their annual target cash bonus to levels that were comparable to

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those of similarly-situated executive officers in our compensation peer group and the relevant market data. Mr. Panama and Mr. Hahnfeld are not participants in the Bonus Plan, as they are subject to their respective sales compensation plans, as described further below.

The 2022 annual target cash bonuses of our named executive officers participating in the Bonus Plan were as follows:

Named Executive Officer	2021 Annual Target Cash Bonus (as a percentage of base salary)	2022 Annual Target Cash Bonus (as a percentage of base salary)	2022 Annual Target Cash Bonus ($)

Mr. Glass	80%	95%	475,000
Mr. Benevides	45%	60%	243,600
Ms. Das	41%	50%	187,500

Potential annual cash bonuses for our named executive officers under the Bonus Plan could range from 50% to 120% of their annual target cash bonus.

Corporate Performance Measures

The Bonus Plan is based on the attainment of certain corporate performance measures relating to financial and operational objectives that are important to us, as determined by our compensation committee. The Bonus Plan was funded based on our actual results for the year as evaluated against these performance measures.

In February 2022, our compensation committee selected the following two performance measures: revenue (weighted 75%) and non-GAAP operating income (weighted 25%). Our compensation committee believed these performance measures were appropriate because, in its view, they were strong indicators of the successful execution of our annual management plan and provide a strong emphasis on growth while managing expenses and strengthening our customer and employee relationships. Our compensation committee also believed these measures most directly influence the creation of sustainable long-term stockholder value.

Revenue was calculated in accordance with GAAP. For purposes of the Bonus Plan, non-GAAP operating income was calculated by adjusting GAAP operating income for the following items: stock-based compensation expense (non-cash expense calculated by companies using a variety of valuation methodologies and subjective assumptions) and related payroll tax expense, equity expense related to charitable contributions (non-cash expense), intangible and internal-use software amortization (non-cash expense), change in fair value of warrants, other non-cash charges, certain severance costs, costs and an impairment charge associated with the sublease of our corporate headquarters, transaction costs incurred within one year of the related acquisition, and related income tax impacts. This Bonus Plan specific definition of non-GAAP operating income leads to a slightly different non-GAAP operating income amount than what is listed above in “Executive Compensation – 2022 Business Highlights” and in our Form 10-K for the fiscal year-ended December 31, 2022

In February 2022, our compensation committee approved a threshold, target, and maximum achievement level for each of these performance measures, as pegged against our fiscal year 2022 management plan. To the extent that performance for any measure was below the threshold achievement level, there would be no payment with respect to that measure. In addition, the potential payment for any measure was capped at the maximum payout level. Payment for performance for points between achievement levels were to be calculated using linear interpolation. The below-referenced achievement levels, which are pegged against our fiscal year 2022 management plan, should not be interpreted as a prediction of how we will perform in future periods. As described, the purpose of these achievement levels was to establish a method for determining the payment of annual cash bonuses.

The table below provides details of the performance measures and the various attainment levels for fiscal year 2022 (in millions except percentages).

Corporate Performance Measure	Threshold	Threshold > Target	Target	Maximum

Revenue	$195.2—$197.3	$197.4—$216.8	$216.9—$260.2	$260.3

Non-GAAP Operating Income	$13.5—$13.6	$13.7—$15.0	$15.1—$18.0	$18.1

Payout Level	50%	80%	100%	120%

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The table below shows our performance measures as compared to our actual attainment and the resulting payout levels for fiscal year 2022 (in millions, except percentages):

Corporate Performance Measure	Weighting	Actual Dollar Achievement ($)	Weighted Payout Level

Revenue	75%	185.4	0%

Non-GAAP Operating Income	25%	7.9	0%

Because the results for each of the two performance measures were below the applicable threshold achievement level, our compensation committee determined that our executive officers, including our named executive officers, would not receive an annual cash bonus for fiscal year 2022.

Sales Commission Payments

The sales compensation plan encompasses the sales commission payments for our Chief Revenue Officer and former Chief Customer Officer. In establishing the compensation package for these roles, our compensation committee took into consideration the requisite experience and skills that a qualified candidate would need to manage a growing business in a dynamic and ever-changing environment, the competitive market for similar positions at other comparable companies based on a review of compensation survey data, as well as the other factors described in “Executive Compensation — Setting Target Total Compensation” above. For 2022, our compensation committee approved an annual target sales commission opportunity for Mr. Hahnfeld equal to 100% of his annual base salary, consistent with his opportunity for fiscal year 2021. Mr. Hahnfeld resigned from his position as Chief Customer Officer, effective as of June 2022. Upon Mr. Hahnfeld’s resignation, Mr. Panama was appointed as our Chief Revenue Officer in July 2022. Our compensation committee approved an annual target sales commission opportunity for Mr. Panama equal to 100% of his annual base salary.

Mr. Hahnfeld

While actively employed until June 2022, Mr. Hahnfeld participated in our sales compensation plan for the attainment of sales targets approved by our compensation committee. For 2022, Mr. Hahnfeld’s sales compensation plan had an annual target sales commission equal to 100% of his annual base salary: 50% was attributable to the number of new and renewed locations closed during the year and the other 50% was attributable to total contract value. To incentivize over-performance, the sales compensation plan provided for accelerator payments at rates between 1.25x through 3.0x for surpassing goals related to customer locations and total contract value and for deals that included particular products such as Olo Pay or upselling other guest engagement modules. Mr. Hahnfeld was also eligible for a “kicker” payment for new contracts with large customer accounts (as measured by number of customer locations) and other accounts specifically targeted by us. The accelerators and “kicker” payments were payable on a quarterly basis.

In 2022, Mr. Hahnfeld’s sales commission payments were measured and paid on a quarterly basis based on the attainment of sales targets through June 2022. Mr. Hahnfeld received sales commission payments totaling $305,668 for 2022 pursuant to the terms of the sales compensation plan.

Mr. Panama

Upon joining us in July 2022, Mr. Panama participated in our sales compensation plan. For 2022, Mr. Panama’s sales compensation plan, which was prorated for six months to account for his actual period of employment during the year, had an annual target sales commission equal to 100% of his annual base salary: 50% was attributable to the number of new and renewed locations closed during the year and the other 50% was attributable to total contract value. To incentivize over-performance, the sales compensation plan provided for accelerator payments at rates between 1.25x through 3.0x for surpassing goals related to customer locations and total contract value and for deals that included particular products such as Olo Pay or upselling other guest engagement modules. Mr. Panama was also eligible for a “kicker” payment each eligible quarter for new contracts with large customer accounts (as measured by number of customer locations) and other accounts specifically targeted by us. The accelerators and “kicker” payments were payable on a quarterly basis.

In 2022, Mr. Panama’s sales commission payments were measured and paid based on the attainment of the sales targets over the period from July through December 2022. Under Mr. Panama’s employment agreement, for the first six months of his employment, he was eligible for the greater of (i) six months of his target sales commission (which was equal to

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50% of his base salary) or (ii) the actual earned sales commission for the six-month period (the “Guaranteed Ramp-Up Commission”). Mr. Panama received an aggregate sales commission payment of $335,330 for 2022 pursuant to the terms of the sales compensation plan and his employment agreement.

The sales commission payments awarded to Mr. Hahnfeld and Mr. Panama for 2022 are set forth in the “2022 Summary Compensation Table” below.

Long-Term Equity Incentives

As a technology company that encounters significant competition for qualified personnel, long-term equity incentives play a critical role in our ability to attract, hire, motivate, and reward qualified and experienced executive officers. We use equity awards to incentivize and reward our executive officers, including our named executive officers, and senior management, for long-term corporate performance based on the value of our common stock and, thereby, to align their interests with the interests of our stockholders.

In 2022, we used a combination of stock options and RSUs with time-based vesting requirements as long-term equity incentives to motivate and reward our executive officers, including our named executive officers, and senior management. Our compensation committee believes that because stock options provide an economic benefit only in the event our stock price increases over the exercise price of the option, these awards effectively provide our executive officers with a significant incentive to manage our business from the perspective of an owner with an equity stake in the business. In addition, because RSUs have value to the recipient even in the absence of stock price appreciation, our compensation committee believes that we are able to incentivize and retain our executive officers using fewer shares of our common stock than would be necessary if we used stock options exclusively. Since the value of RSUs increases with any increase in the value of the underlying shares, RSUs also provide incentives to our executive officers that are aligned with the interests of our stockholders. For details on how we added performance stock units to our executive compensation philosophy as a long-term equity incentive in 2023, please refer to the section titled “Executive Compensation — 2023 Changes to Long-Term Equity Incentives” below.

To date, our compensation committee has not applied a rigid formula in developing its recommendations with respect to the size of the equity awards to be granted to our executive officers and senior management. Instead, in making these recommendations, our compensation committee exercises its judgment as to the amount of the awards after considering a competitive market analysis prepared by Compensia, the outstanding equity holdings of each executive officer (including the current economic value of their unvested equity holdings and the ability of these unvested holdings to satisfy our retention objectives), the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the annual burn rate ranges of the companies in our compensation peer group and other recently-public technology companies, the potential voting power dilution to our stockholders in relation to the median practice of the companies in our compensation peer group, and the other factors described in “Executive Compensation — Setting Target Total Compensation” above. Based upon these factors, our compensation committee determines the size of each award at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

Equity Awards

In January 2022, as part of its annual review of our executive compensation program, and after taking into consideration of the factors described in the preceding paragraph, our compensation committee determined to grant our executive officers, including our named executive officers (other than Mr. Panama), stock options and RSUs with time-based vesting requirements. Further, our compensation committee determined that the dollar value of each executive officer’s 2022 equity award should be approximately 50% stock options and 50% RSUs. Our compensation committee determined that the value of these awards was appropriate and necessary to sufficiently reward exceptional performance, to motivate our executive officers, including our named executive officers, for their continued effort to create value for our stockholders and to help ensure retention in a competitive market.

In determining the size of our Chief Executive Officer’s equity award, our compensation committee reviewed Mr. Glass’ overall target total compensation in view of our financial and operational performance under his leadership, his significant contributions to our development both preceding and following our transition to public company status, the remaining prospective incentive and retention value of his then-current equity holdings, the highly competitive market for proven executive talent, and his historical level of compensation relative to that of similarly-situated executives at companies in our compensation peer group. After reviewing the challenges and opportunities presented by our long-term business strategy and objectives, our compensation committee determined that he was uniquely qualified to lead us through our

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next stage of development as we continue to create long-term sustainable stockholder value. As a result, our compensation committee determined that his equity awards should serve to both recognize and reward him for his prior performance and serve as an incentive for him to remain with us and drive the next phase of our growth.

Our compensation committee approved the following equity awards in January 2022 for our named executive officers as part of its annual executive compensation review:

Named Executive Officer	Stock Option (number of shares)	RSU Award (number of shares)	Aggregate Equity Award Grant Date Fair Value ($)(1)

Mr. Glass	299,295	149,648	3,850,737

Mr. Benevides	152,870	76,435	1,966,825

Ms. Das	117,592	58,796	1,512,939

Mr. Panama(2)	241,080	506,268	6,701,301

Mr. Hahnfeld	70,556	35,278	1,215,746

(1)	For more information on how this is calculated, please refer to the section titled “Executive Compensation – Accounting for Stock-Based Compensation” below.

(2)

Mr. Panama was appointed as our Chief Revenue Officer in July 2022 and the grants reflected in this table were pursuant to his employment agreement and not as part of the annual executive compensation review as was the rest of our named executive officers.

The stock options granted to each named executive officer (except Mr. Panama) vest (and become exercisable) in a series of 48 successive equal monthly installments measured from January 19, 2022 (the “Vesting Commencement Date”), subject to the named executive officer’s continuous service as of each such vesting date.

The RSUs granted to each named executive officer (except Mr. Panama) vest in equal quarterly installments over four years, commencing on the first quarterly vesting date (with the “quarterly vesting date” meaning each of March 5th, June 5th, September 5th, and December 5th of a given calendar year) occurring after the Vesting Commencement Date, subject to the named executive officer’s continuous service as of each such quarterly vesting date. Each unit granted pursuant to the RSU award represents a contingent right to receive one share of our Class A common stock for each unit that vests.

Pursuant to his employment agreement, when Mr. Panama joined Olo in July 2022, he was granted a New Hire Equity Award (as defined below) in which one portion of the award consisted of stock options. The stock options are subject to a vesting schedule whereby one-quarter of the shares subject to the option vest one year after the applicable vesting commencement date and the remaining shares vest in a series of 36 successive equal monthly installments measured from the first anniversary of the applicable vesting commencement date, subject to Mr. Panama’s continuous service through each such vesting date.

Mr. Panama also received two RSU awards pursuant to his employment agreement: a Sign-On Equity Award (as defined below) and the RSU portion of his New Hire Equity Award. His Sign-On Equity Award is subject to a vesting schedule whereby $500,000 of the target value of the RSUs vest on the first day of the first open trading window to occur following the six month anniversary of the applicable vesting commencement date with the remainder vesting on the first day of the first open trading window to occur following the one-year anniversary after the applicable vesting commencement date, subject to his continuous service on each such vesting date. The RSU portion of his New Hire Equity Award is subject to a vesting schedule whereby one-quarter of the units subject to the award vest on the first quarterly vesting date occurring following the first anniversary of the applicable vesting commencement date and 6.25% of the units vest each quarterly vesting date thereafter, subject to his continuous service through each such quarterly vesting date.

The equity awards granted to our named executive officers during 2022 are set forth in the “2022 Summary Compensation Table” and the “2022 Grants of Plan-Based Awards Table” below. For more details on Mr. Panama’s equity awards please refer to “Executive Compensation – Employment Agreements” below.

2023 Changes to Long-Term Equity Incentives

Based on its review of current market practices, peer group practices, and the intended balance between a focus on performance and executive officer retention in a competitive employment market, our compensation committee determined that the addition of performance-based restricted stock units (“PSUs”) to our executive compensation

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program would provide appropriate incentives for our executive officers and senior management. As such, for 2023, the long-term equity incentives for executive officers and senior management will consist of a mix of PSUs and RSUs. The PSUs will vest based on the achievement of specified revenue and non-GAAP operating income targets at the end of a one-year performance period.

Health and Welfare Benefits

Our executive officers, including our named executive officers, are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all eligible employees. These benefits include medical, dental, and vision insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, commuter benefits, and reimbursement for mobile phone coverage.

We maintain a Section 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Participants are able to defer eligible compensation up to certain Internal Revenue Code, as amended (the “Code”), limits, which are updated annually. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The Section 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax-exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the Section 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the Section 401(k) plan. In 2022, we began providing an employer matching contribution for all eligible U.S. employees pursuant to which we match the first 3% contributed by the participant at 100% or dollar-for-dollar, and the next 2% contributed at 50%, subject to annual contribution limits set forth in the Code. Participants are immediately and fully vested in their own deferrals and our safe harbor matching contributions. Our executive officers, including our named executive officers and senior management, are eligible to participate in the Section 401(k) plan on the same basis as our other employees.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide excessive perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of their duties, to make them more efficient and effective, and for recruitment and retention purposes. In 2022, none of our named executive officers, other than Mr. Glass and Mr. Hahnfeld, received perquisites or other personal benefits in amounts equal to or greater than $10,000. For more information on Mr. Glass’s and Mr. Hahnfeld’s perquisites, please refer to Note (4) in the “2022 Summary Compensation Table” below.

In the future, we may continue to provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our compensation committee.

Written Employment Agreements

We have entered into written employment agreements with each of our named executive officers. We believe that these agreements were necessary to secure the service of these individuals in a highly competitive job market.

The employment agreements do not have specific terms and provide for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time without cause). The named executive officer’s initial base salary, annual target cash bonus, sales commission payments (if applicable), and eligibility to receive annual equity awards are also included in the employment agreements.

Each employment agreement also acknowledges the named executive officer’s continuing obligations to us pursuant to their restrictive covenant and proprietary information and inventions assignment agreement.

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Under the employment agreements, each named executive officer is eligible to receive severance payments and benefits upon a qualifying termination of employment, including in connection with a change in control of Olo, as more fully described in “Executive Compensation — Post-Employment Compensation” below.

For detailed descriptions of the employment agreements with our named executive officers, please refer to the section titled “Executive Compensation – Employment Agreements” below.

Post-Employment Compensation

The employment agreements with our named executive officers provide for certain protections in the event of specified involuntary terminations of employment (including a termination of employment by us “without cause” or a resignation of employment for “good reason,” as such terms are defined in the employment agreements, including in connection with a change in control of Olo), in exchange for executing and not revoking our then-standard separation agreement and release of claims. We believe that these provisions help maintain our named executive officers’ continued focus on their assigned duties to maximize stockholder value if there is a potential change in control transaction and mitigate the risk of subsequent disputes or litigation.

Under the applicable provisions, all payments and benefits in the event of a change in control of Olo are payable only if there is a connected loss of employment by a named executive officer (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

In addition, in the event the amount a named executive officer will or may receive would constitute a “parachute payment” within the meaning of Section 280G of the Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) provided to the named executive officer in full, or (ii) reduced to such lesser amount that would result in a smaller or no portion of such payments being subject to the excise tax, whichever amount, after taking into account all applicable taxes, including the excise tax, would result in the named executive officer’s receipt, on an after-tax basis, of the greatest amount of such payments.

We believe that having in place reasonable and competitive post-employment compensation arrangements are essential to attracting and retaining highly qualified executive officers. Our compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when recommending the annual compensation for our named executive officers. We believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

For detailed descriptions of the post-employment compensation arrangements with our named executive officers, as well as an estimate of the potential payments and benefits payable under these arrangements, please refer to the section titled “Executive Compensation – Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies

Equity Grant Policy

Under our Equity Grant Policy, equity awards may be granted by our board of directors or our compensation committee. In addition, our compensation committee may delegate its authority to grant equity awards, as permitted by its charter. Equity awards may be approved at a regularly scheduled meeting of our board of directors or our compensation committee, by unanimous written consent, or by a delegation of authority. The effective date of any equity award is considered the grant date. If the grant date is not a trading day, then the grant date will be the first trading day after that date. No equity award may be backdated and the timing of an equity award may not otherwise be manipulated in connection with the public release of material information.

The exercise price of stock options and similar equity awards will be the closing price of our Class A common stock on the NYSE on the grant date. To the extent that the number of shares underlying an equity award (other than stock options and similar awards) is based on the fair value of the equity award, the fair value determination will be based on average closing price of our Class A common stock on the NYSE on the 30 trading days immediately preceding, but not including, the grant date, or based on such other methodology as our compensation committee may determine in its sole discretion. For stock options and similar awards, fair value will be determined in accordance with generally accepted accounting principles under the FASB ASC Topic 718. For more information, please refer to the below section titled “Executive Compensation – Accounting for Stock-Based Compensation.”

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Update to the Equity Grant Policy for Fiscal Year 2023

In January 2023 we amended the policy to provide that future RSU awards shall cover the number of shares equal to the respective value divided by the greater of (i) the average closing price of our Class A common stock on the NYSE on the 30 trading days immediately preceding, but not including, the grant date, (ii) the average closing price of our Class A common stock on the NYSE on the 30 trading days immediately preceding the date utilized by our compensation committee to review our overall target burn rate utilization for the calendar year, or (iii) based on such other methodology as our compensation committee may determine in its sole discretion.

Pledging and Hedging Prohibitions

Certain transactions in our securities create a heightened compliance risk or could create the appearance of misalignment between our employees and members of our board of directors and our stockholders. Our board of directors has adopted an insider trading policy which prohibits our employees (including our executive officers) and our board of directors from hedging or monetization transactions with respect to our common stock, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds. In addition, our insider trading policy prohibits trading in derivative securities related to our common stock, which include publicly traded call and put options, engaging in short selling of our common stock, purchasing our common stock on margin, or holding it in a margin account and pledging our shares as collateral for a loan.

Tax and Accounting Considerations

Our compensation committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.

Deductibility of Executive Compensation

Section 162(m) of the Code generally disallows public companies a federal income tax deduction for compensation in excess of $1 million that is paid to certain former or current senior executive officers (which include our Chief Executive Officer and Chief Financial Officer) in any taxable year. While our compensation committee considers the deductibility of awards as one factor in determining executive compensation, our compensation committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for federal income tax purposes.

Accounting for Stock-Based Compensation

Our compensation committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is FASB ASC Topic 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, FASB ASC Topic 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

Compensation Committee Report

Our compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on its review and discussions, our compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into Olo’s 2022 Annual Report on Form 10-K for the fiscal year-ended December 31, 2022.

Respectfully submitted by the members of our compensation committee of the board of directors:

Linda Rottenberg, Chair

Brandon Gardner

David Cancel

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Executive Compensation Tables

2022 Summary Compensation Table

The following table sets forth all of the compensation awarded to or earned by or paid to our named executive officers during the fiscal years-ended December 31, 2022, 2021, and 2020, as applicable:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Noah H. Glass CEO	2022	500,000	2,356,956	1,493,781	—	22,689	4,373,426
	2021	443,000	—	9,339,129	2,636,724	240	12,419,093
	2020	350,000	—	927,882	210,000	—	1,487,882
Peter Benevides CFO	2022	406,000	1,203,851	762,974	—	240	2,373,065
	2021	308,000	—	2,198,470	117,810	228	2,624,508
Nithya B. Das(5) COO, CLO	2022	375,000	926,037	586,902	—	12,440	1,900,379
	2021	338,000	—	1,435,851	117,793	240	1,891,884
	2020	303,333	—	1,905,420	108,333	—	2,317,586
Diego Panama(6) CRO	2022	270,833(7)	5,604,387	1,096,914	335,330(3)	8,006	7,315,470

Marty Hahnfeld Former CCO	2022	190,000(8)	555,629	660,117	305,668(3)	569,894	2,281,308
	2021	364,000	—	1,806,840	615,410	12,093	2,798,343
	2020	350,000	—	517,745	996,501	—	1,864,246

(1)

This column reflects the aggregate grant date fair value of RSUs granted to our named executive officers during fiscal year 2022, measured pursuant to FASB ASC Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. The assumptions we used in valuing RSUs are described in Note (13) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022.

(2)

This column reflects the aggregate grant date fair value of stock options granted to our named executive officers during fiscal year 2022, 2021, and 2020, as applicable, measured pursuant to FASB ASC Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. For Mr. Hahnfeld, the amount also reflects the incremental fair value of the extension of his post-resignation exercise period on June 30, 2022, as calculated in accordance with FASB ASC Topic 718. The assumptions we used in valuing options are described in Note (13) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022.

(3)

For fiscal year 2022, the values in this column reflect the cash amount earned by Mr. Panama and Mr. Hahnfeld under our sales compensation plan. For Mr. Panama, this represents his Guaranteed Ramp-Up Commission. For Mr. Hahnfeld, this represents $42,029 in commissions, $168,641 in a true-up commission payment for the quarter ended June 30, 2022, and $94,998 in recoverable draw payments related to future commissions earned in fiscal year 2022, each earned during the period of time Mr. Hahnfeld was employed in fiscal year 2022. Messrs. Glass and Benevides and Ms. Das were not eligible for annual cash bonuses for fiscal year 2022, as metrics for attainment were not achieved.

(4)

This column reflects life insurance premiums paid by us for the benefit of our named executive officers during fiscal year 2022. For Messrs. Glass, Panama, and Hahnfeld and Ms. Das, the amount also includes Section 401(k) matching contributions. For Mr. Glass, the amount also reflects $2,063 for a cellular device, $6,395 for professional organization membership dues, and the remainder reflects payments for professional publication and software subscriptions, professional development books, membership fees to use biometric identity verification for travel, and home office costs including various personal computer and telephone equipment and supplies. For Mr. Hahnfeld, the amount also reflects $190,000 that he received as a severance payment related to his base salary in connection with his resignation, $325,663 that he received as a severance payment related to his target commission, and the remainder reflects payments for earned and unused vacation, COBRA premiums in connection with his resignation, the value of his electronics that he retained following his resignation, and our reimbursement of computer equipment, software subscriptions, home office costs, and telephone services.

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(5)	Ms. Das resigned from her position as Corporate Secretary, effective January 17, 2023, and as Chief Operating Officer and Chief Legal Officer, effective March 31, 2023.

(6)	Mr. Panama became our Chief Revenue Officer on July 5, 2022.

(7)	This represents a prorated portion of Mr. Panama’s annual salary as he joined Olo in July 2022.

(8)	This represents a prorated portion of Mr. Hahnfeld’s annual salary due to his resignation, which was effective June 30, 2022.

Grants of Plan-Based Awards Table

The following table sets forth all plan-based awards granted to our named executive officers during 2022. For a description of the types of awards indicated below, please refer to our “Executive Compensation – Compensation Discussion and Analysis” section above. The equity awards granted during 2022 identified in the table below are also reported in “Outstanding Equity Awards as of December 31, 2022.”

Name	Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All other Stock Awards: Number of Shares of Stock or units (#)(2)	All other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant date fair value of Stock and Option Awards ($)(4)
			Threshold ($)	Target ($)	Maximum ($)
Noah H. Glass	RSU	01/19/2022	—	—	—	149,648	—	—	2,356,956
	Option	01/19/2022	—	—	—	—	299,295	15.75	1,493,781
	Cash Bonus		237,500	475,000	570,000
Peter Benevides	RSU	01/19/2022	—	—	—	76,435	—	—	1,203,851
	Option	01/19/2022	—	—	—	—	152,870	15.75	762,974
	Cash Bonus		121,800	243,600	292,320
Nithya B. Das	RSU	01/19/2022	—	—	—	58,796	—	—	926,037
	Option	01/19/2022	—	—	—	—	117,592	15.75	586,902
	Cash Bonus		93,750	187,500	225,000
Diego Panama	RSU	07/5/2022	—	—	—	506,268	—	—	5,604,387
	Option	07/5/2022	—	—	—	—	241,080	11.07	1,096,914
	Commission			275,000(5)
Marty Hahnfeld	RSU	01/19/2022	—	—	—	35,278	—	—	555,629
	Option	01/19/2022	—	—	—	—	70,556	15.75	660,117

(1)

Amounts shown in the “Threshold ($), “Target ($)”, and “Maximum ($)” columns reflect the threshold, target, and maximum amounts payable to Mr. Glass, Mr. Benevides, and Ms. Das under our Bonus Plan, and the amount payable to Mr. Panama under our sales compensation plan. For Mr. Panama, there are no threshold or maximum amounts with respect to his sales commission payments under the sales compensation plan. Actual payments made for fiscal year 2022 are provided in the “2022 Summary Compensation Table.”

(2)	Each RSU is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End – 2022” table.

(3)	Each option is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End – 2022” table.

(4)

This column reflects the aggregate grant date fair value of equity awards granted to our named executive officers during fiscal year 2022, measured pursuant to FASB ASC Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. For Mr. Hahnfeld, the amount also reflects the incremental fair value of the extension of his post-resignation exercise period as of June 30, 2022, as calculated in accordance

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with FASB ASC Topic 718. The assumptions we used in valuing options are described in Note (13) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022.

(5)

This amount represents six months of Mr. Panama’s target sales commission, for fiscal year 2022. However, pursuant to Mr. Panama’s employment agreement, he was eligible to receive the Guaranteed Ramp-Up Commission. Actual payments made for fiscal year 2022 are provided in the “2022 Summary Compensation Table.”

Outstanding Equity Awards as of December 31, 2022

The following table sets forth certain information regarding outstanding equity awards granted to our named executive officers that remain outstanding as of December 31, 2022.

			Option Awards(1)					Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable(#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Noah H. Glass	2/12/2013	(3)	672,996	—	—	0.16	2/11/2023	—	—
	1/12/2016	(3)	7,356,937	—	—	1.67	1/11/2026	—	—
	1/21/2020	(4)	303,229	112,642	—	2.74	1/20/2030	—	—
	2/1/2021	(5)	430,100	467,500	—	9.72	1/31/2031	—	—
	1/19/2022	(6)	68,588	230,707	—	15.75	01/18/2032	—	—
	1/19/2022	(7)	—	—	—	—	—	112,236	701,475
Peter Benevides	4/26/2016	(3)	273,938	—	—	1.67	4/25/2026	—	—
	2/6/2018	(3)	127,500	—	—	1.67	2/5/2028	—	—
	1/21/2020	(4)	244,188	90,712	—	2.74	1/20/2030	—	—
	2/1/2021	(5)	100,599	109,351	—	9.72	1/31/2031	—	—
	1/19/2022	(6)	35,032	117,838	—	15.75	1/18/2032	—	—
	1/19/2022	(7)	—	—	—			57,327	358,294
Nithya B Das	11/14/2019	(8)	87,579	76,789	—	2.74	11/13/2029	—	—
	11/30/2020	(9)	93,500	179,214	—	5.97	11/29/2030	—	—
	2/1/2021	(5)	—	140,250	—	9.72	1/31/2031	—	—
	1/19/2022	(6)	26,948	90,644	—	15.75	1/18/2032	—	—
	1/19/2022	(8)	—	—	—	—	—	44,097	275,606
Diego Panama	7/5/2022	(10)	—	241,080	—	11.07	7/4/2032	—	—
	7/5/2022	(11)	—	—	—	—	—	361,620	2,260,125
	7/5/2022	(12)	—	—	—	—	—	144,648	904,050
Marty Hahnfeld	1/12/2016	(3)	910,158	—	—	1.67	1/11/2026	—	—
	1/21/2020	(4)	169,201	62,849	—	2.74	1/20/2030	—	—
	2/1/2021	(5)	82,671	89,879	—	9.72	1/31/2031	—	—
	1/19/2022	(6)	16,169	54,387	—	15.75	1/18/2032	—	—
	1/19/2022	(8)	—	—	—	—	—	26,459	165,369

(1)

All option awards and RSUs listed in this table were granted pursuant to our 2005 Equity Incentive Plan (the “2005 Plan”), 2015 Equity Incentive Plan (the “2015 Plan”), and 2021 Plan, as applicable. Any outstanding time-based equity awards held by named executive officers, other than Mr. Hahnfeld, who was no longer employed by us as of December 31, 2022, are subject to 100% accelerated vesting upon a termination of the applicable named executive

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officer’s employment with us without cause, or by the applicable named executive officer for good reason, in either case within 3 months prior to or 18 months after a change in control.

(2)	The market value is based on the closing price of our Class A common stock on December 30, 2022, the last trading day of our fiscal year 2022, in the amount of $6.25 per share.

(3)	The shares subject to this stock option are fully vested.

(4)

25% of the shares underlying this option vested on January 15, 2021, with the remaining shares vesting in 36 equal monthly installments thereafter; provided that, in each case, the named executive officer remains continuously employed with us through each applicable vesting date. For Mr. Hahnfeld, this option also includes continued vesting following his resignation, effective June 30, 2022, based on continued services as an advisor with us through December 31, 2022.

(5)

6.25% of the shares underlying this option vested on April 1, 2021, with the remaining shares vesting in 45 equal monthly installments thereafter, provided that the named executive officer remains continuously employed with us through each applicable vesting date.

(6)

The shares underlying this option vest in 1/48th successive equal monthly installments beginning on February 19, 2022, provided that the named executive officer remains continuously employed with us through each applicable vesting date.

(7)

The shares underlying this RSU vest in equal quarterly installments over four years beginning on the vesting commencement date of January 19, 2022, and continuing to vest on each of March 5, June 5, September 5, and December 5 of a given calendar year; provided that, in each case, the named executive officer remains continuously employed with us through each applicable vesting date. For Mr. Hahnfeld, this option also includes continued vesting following his resignation, effective June 30, 2022, based on continued services as an advisor with us through December 31, 2022.

(8)

25% of the shares underlying this option vested on October 1, 2020, with the remaining shares vesting in 36 equal monthly installments thereafter; provided that, the named executive officer remains continuously employed with us through each applicable vesting date.

(9)

25% of the shares underlying this option vested on November 1, 2021, with the remaining shares vesting in 36 equal monthly installments thereafter; provided that, the named executive officer remains continuously employed with us through each applicable vesting date.

(10)

25% of the shares underlying this option vest on July 5, 2024, with the remaining shares vesting in 36 equal monthly installments thereafter; provided that the named executive officer remains continuously employed with us through each applicable vesting date.

(11)

25% of the shares underlying this RSU vest on September 5, 2023, with the remaining shares vesting in 12 equal quarterly installments thereafter, provided that the named executive officer remains continuously employed with us through each applicable vesting date.

(12)

1/3 of the shares underlying this RSU vest on the first day of the first open trading window to occur following the six-month anniversary of the grant date, with the remaining shares vesting on the first day of the first open trading window to occur following the one-year anniversary of the grant date, provided that the named executive officer remains continuously employed with us through each applicable vesting date.

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Stock Option Exercises and Stock Vested During 2022

The following table sets forth the number of shares acquired and the value realized upon exercises of stock options and vesting of RSUs during the fiscal year-ended December 31, 2022 by each of our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Noah H. Glass	305,000	4,532,717	37,412	352,328
Peter Benevides	163,969	1,980,852	19,108	179,950
Nithya B. Das	5,400	27,905	14,699	138,425
Diego Panama	—	—	—	—
Marty Hahnfeld	749,736	11,095,278	8,819	83,050

(1)

The value realized when the stock options were exercised represents (i) the excess of the closing sales price of a share of our Class A common stock on the date of exercise over the per share exercise price of the stock option, multiplied by (ii) the number of option shares exercised.

(2)

The value realized upon vesting of RSUs is calculated by multiplying the number of RSUs vested on the applicable vesting date by the closing sales price of a share of our Class A common stock on the vesting date.

Pension Benefits

We do not maintain or provide any defined benefit pension plans or other supplemental executive retirement plans for the benefit of our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified deferred compensation arrangements with our named executive officers.

Potential Payments upon Termination or Change-in-Control

If a named executive officer is terminated by us without cause or resigns for good reason, the named executive officer will be eligible, pursuant to their employment agreements, for the following benefits:

•

payment of the named executive officer’s then-current base salary for 12 months for Mr. Glass and ninemonths for the other named executive officers following the date their employment is terminated, payable in equal installments in accordance with our regular payroll schedule (commencing within 60 days following termination of employment);

•

for all named executive officers other than Mr. Panama, a single lump sum payment of a portion of the named executive officer’s annual target bonus, which is calculated based on our achievement of objectives and milestones as set forth in our Bonus Plan, prorated for the period of employment during the applicable year (payable on the date we make the first severance installment payment), and, for Mr. Panama, a single lump sum payment equal to his target sales commission, prorated for the period beginning on the first month of the calendar year related to his termination up until the applicable termination date and less any commission amounts already paid to Mr. Panama for such period (payable on the date we make the first severance installment payment); and

•

payment of the monthly premiums for the named executive officer to continue coverage (including coverage for eligible dependents, if applicable) with respect to our health insurance plan, if they timely elect benefits pursuant to COBRA, from the date of their termination of employment until the earlier of: (i) 12 months for Mr. Glass and nine months for all other named executive officers, (ii) the date the named executive officer becomes eligible for group health insurance coverage with another employer, or (iii) the date the named executive officer ceases to be eligible for COBRA continuation coverage for any reason.

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Additionally, pursuant to their employment agreements if a named executive officer is terminated by us without cause or resigns for good reason, within either three months prior to or 18 months following a change of control as defined in our 2015 Plan (for Mr. Panama, as defined in our 2021 Plan), then in lieu of the severance payments and benefits described immediately above, the named executive officer would be entitled to receive the following severance benefits:

•

a lump sum payment of an amount equivalent to 18 months for Mr. Glass and 12 months for the other named executive officers of the named executive officer’s then-current base salary (payable within sixty (60) days following termination of employment), provided, that if the termination occurs prior to a change in control, the severance shall commence to be paid in installments following termination, with a lump sum payment of the balance upon the occurrence of the change in control;

•

for all named executive officers other than Mr. Panama, payment of a portion of the named executive officer’s annual target bonus, which is calculated based on our achievement of objectives and milestones as set forth in our Bonus Plan, prorated for the period of employment during the applicable year (payable on the date we make the first severance installment payment), and, for Mr. Panama, a single lump sum payment equal to his monthly commission target, prorated for the period beginning on the first month of the calendar year related to his termination up until the applicable termination date and less any commission amounts already paid to Mr. Panama for such period (payable on the date we make the first severance installment payment);

•

payment of the monthly premiums for the named executive officer to continue coverage (including coverage for eligible dependents, if applicable) with respect to our health insurance plan, if they timely elect benefits pursuant to COBRA, from the date of their termination of employment until the earlier of: (i) 18 months for Mr. Glass and 12 months for the other named executive officers, (ii) the date the named executive officer becomes eligible for group health insurance coverage with another employer, or (iii) the date named executive officer ceases to be eligible for COBRA continuation coverage for any reason; and

•

any unvested shares subject to time-based vesting shall accelerate and become fully vested upon the named executive officer’s applicable termination date, and any shares subject to performance-based vesting shall be treated as set forth in the applicable equity award.

Additionally, pursuant to their employment agreements, if a named executive officer is terminated due to death or Permanent Disability (as defined in such employment agreement), the named executive officer (other than Mr. Panama) will be eligible to receive a single lump sum payment of the named executive officer’s annual target bonus, which is calculated based on the achievement of our objectives and milestones as set forth in our Bonus Plan, prorated for the period of employment during the applicable year (payable in accordance with the terms of our Bonus Plan). Mr. Panama will be eligible to receive a single lump sum payment equal to his target sales commission, prorated based on his target sales commission for the period of employment during the applicable year and less any commission amounts already paid to Mr. Panama for such period (payable in accordance with the terms of our sales compensation plan).

The payment of all such severance benefits described above are subject to the named executive officer’s execution of a separation agreement that has become enforceable and irrevocable and that includes a general release of all claims against us.

In addition, in the event any amounts a named executive officer will or may receive would constitute a “parachute payment” within the meaning of Section 280G of the Code, and such payments would be subject to the excise tax imposed by Section 4999 of the Code, then such payments will either be (i) provided to the named executive officer in full, or (ii) reduced to such lesser amount that would result in a smaller or no portion of such payments being subject to the excise tax, whichever amount, after taking into account all applicable taxes, including the excise tax, would result in the named executive officer’s receipt, on an after-tax basis, of the greatest amount of such payments.

The following table summarizes the estimated payments and benefits that would be provided to our named executive officers upon certain terminations of employment as if such termination of employment had occurred on December 31, 2022.

Given Mr. Hahnfeld’s resignation from his position as Chief Customer Officer, effective June 30, 2022, he is not eligible for the payments and benefits in this section, nor is he included in the table below. Please refer to the section titled “Executive Compensation — Marty Hahnfeld” below for details related to payments Mr. Hahnfeld received upon resignation.

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	Resignation for Good Reason or Termination Without Cause Not in Connection with a Change of Control					Resignation for Good Reason or Termination Without Cause Within 3 Months Before or 18 Months After a Change of Control				Termination upon Death, Permanent Disability
Name	Cash Severance ($)	Cash Incentive Payment ($)(1)		Health Care Benefits ($)	Equity Acceleration ($)(2)	Cash Severance ($)	Cash Incentive Payment ($)(1)	Health Care Benefits ($)	Equity Acceleration ($)(3)	Cash Incentive Payments ($)(1)
Noah H. Glass	500,000	—		22,900	—	750,000	—	34,350	1,096,578	—
Peter Benevides	304,500	—		17,175	—	406,000	—	22,900	676,475	—
Nithya B. Das	281,250	—		17,175	—	375,000	—	22,900	595,221	—
Diego Panama	412,500	550,000	(4)	20,450	—	550,000	550,000(4)	27,267	3,164,175	550,000(4)

(1)

Mr. Glass, Mr. Benevides, and Ms. Das would not have been eligible for a cash incentive payment because they were not eligible for a payment under the Bonus Plan due to certain attainment thresholds not being met for fiscal year 2022. For more information on the Bonus Plan’s attainment thresholds, please refer to the section above titled “Executive Compensation – Corporate Performance Measures”.

(2)	There is no acceleration of outstanding equity awards outside of a change of control.

(3)

The amounts reflected represent the value of acceleration of vesting of the named executive officer’s unvested and outstanding time-based equity awards, which includes options and RSUs. Amounts are calculated based on $6.25 per share, the closing market price of our Class A common stock on December 30, 2022, the last trading day of fiscal year 2022.

(4)	The amount reflected represents the value of the cash incentive payments payable to Mr. Panama, which is equal to his target sales commission.

Employment Agreements

Each of our named executive officers is an at-will employee. Except as set forth below, we have not entered into any employment agreements or offer letters with our named executive officers. For a summary of the severance and change of control benefits, as well as an estimate of the potential payments and/or benefits payable to our named executive officers under these arrangements, refer to the description below and the above section titled “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”

Noah H. Glass

On January 1, 2021, we entered into an employment agreement with Noah H. Glass, our Founder and Chief Executive Officer. Under the employment agreement, Mr. Glass’ initial annual base salary was $443,000, and he was eligible to earn an annual target cash bonus equal to 80% of his base salary. The actual amount of any bonus, and Mr. Glass’ entitlement to the bonus, is subject to our discretion and based on our and Mr. Glass’ achievement of objectives and milestones as set forth in the Bonus Plan for the specific year. Mr. Glass is also eligible to participate in the standard employee benefits plans available to our employees, subject to the terms of those plans.

Peter Benevides

On January 1, 2021, we entered into an employment agreement with Peter Benevides, our Chief Financial Officer. Under the employment agreement, Mr. Benevides’ initial annual base salary was $308,000, and he was eligible to earn an annual target cash bonus equal to 45% of his base salary. The actual amount of any bonus, and Mr. Benevides’ entitlement to the bonus, is subject to our discretion and based on our and Mr. Benevides’ achievement of objectives and milestones as set forth in the Bonus Plan for the specific year. Mr. Benevides is also eligible to participate in the standard employee benefit plans available to our employees, subject to the terms of those plans.

62

Executive Compensation

Nithya B. Das

On January 1, 2021, we entered into an employment agreement with Nithya B. Das, our former Corporate Secretary, Chief Operating Officer, and Chief Legal Officer. Under the employment agreement, Ms. Das initial annual base salary was $338,000, and she was eligible to earn an annual target cash bonus equal to 41% of her base salary. Ms. Das was also eligible to participate in the standard employee benefit plans available to our employees, subject to the terms of those plans. In January 2023, Ms. Das resigned from her position as Corporate Secretary, effective January 17, 2023, and as Chief Operating Officer and Chief Legal Officer, effective March 31, 2023.

Diego Panama

On April 26, 2022, we entered into an employment agreement with Diego Panama, our Chief Revenue Officer, which was effective July 5, 2022. Under the employment agreement, Mr. Panama’s initial annual base salary was $550,000, and he is eligible to earn sales commission payments according to our sales compensation plan. Mr. Panama is eligible to earn an annual target sales commission equal to 100% of his base salary. The actual amount of any sales commission payments, and Mr. Panama’s entitlement to any sales commission payments, will be subject to the discretion of our compensation committee and subject to Mr. Panama’s achievement of objectives and milestones as set forth in the sales compensation plan. With respect to the first six months of Mr. Panama’s employment with us, Mr. Panama received the Guaranteed Ramp-Up Commission.

Mr. Panama’s employment agreement also provides for certain one-time equity grants in connection with his hire: a new hire equity award comprised of a mix of stock options and RSUs (“New Hire Equity Award”) and a sign-on equity award comprised of RSUs (“Sign-On Equity Award”). The stock option portion of the New Hire Equity Award had a target grant value equal to $1,250,000, with the number of shares determined by dividing the target grant value by the average closing price of our Class A common stock over the 30 trading days prior to the date of grant and multiplying such result by two. The RSU portion of the New Hire Equity Award had a target grant value equal to $3,750,000, with the number of units subject to the award determined by dividing the target grant value by the average closing price of our Class A common stock over the 30 trading days prior to the date of grant. The Sign-On Equity Award had a target grant value equal to $1,500,000. For more details on the specific vesting schedule for each of these awards, please refer to either the “Executive Compensation – Equity Awards” section or the “Executive Compensation – Outstanding Equity Awards as of December 31, 2022” section, both above. Under the terms of the employment agreement, Mr. Panama was eligible to be granted in 2023 a quantity of stock options and RSUs, the underlying shares of our Class A common stock and units which would have a target grant value equal to $2,000,000, provided he was employed by us in good standing. Ultimately, Mr. Panama received a combination of RSUs and PSUs for his long-term equity incentives for 2023. For more details on this change in policy, please refer to the section titled “Executive Compensation — 2023 Changes to Long-Term Equity Incentives” above. Mr. Panama is also eligible to participate in the standard employee benefit plans available to our employees, subject to the terms of those plans.

Marty Hahnfeld

On January 1, 2021, we entered into an employment agreement with Marty Hahnfeld, our former Chief Customer Officer. Under the employment agreement, Mr. Hahnfeld’s initial annual base salary was $364,000, and he was eligible to earn sales commission payments according to our sales compensation plan. Mr. Hahnfeld was eligible to earn an annual target sales commission equal to 100% of Mr. Hahnfeld’s then-current annual salary. Mr. Hahnfeld was also eligible to participate in the standard employee benefits plans available to our employees, subject to the terms of those plans. On May 9, 2022, Mr. Hahnfeld resigned from his position as Chief Customer Officer, effective June 30, 2022.

In connection with Mr. Hahnfeld’s departure, we entered into a separation and release agreement with Mr. Hahnfeld, effective as of June 30, 2022 (the “Separation Agreement”). As part of his Separation Agreement, Mr. Hahnfeld also entered into an Advisor Agreement with us. Pursuant to the Separation Agreement, in exchange for granting and not revoking a customary release of claims and otherwise complying with the Separation Agreement, Mr. Hahnfeld was entitled to receive $190,000, or the Separation Payment, which is an amount equal to six months of his then-current base salary ($380,000 per year) payable in equal installments on our regular payroll schedule over the six month period following the Separation Date, commencing within 60 days following the Separation Date (as defined in the Separation Agreement). Mr. Hahnfeld also received continued coverage under COBRA through the Advisory Termination Date (as defined in the Separation Agreement) and a sales commission payment in an amount equal to the average sales

2023 Proxy Statement	63

Executive Compensation

commissions and/or bonuses earned monthly during the 12 months prior to the Separation Date multiplied by six (6), or the Target Commission. The Target Commission was payable on the date the first installment of the Separation Payment was payable under the Separation Agreement. In addition, the Separation Agreement provided that as a condition for Mr. Hahnfeld entering into the Advisor Agreement, all existing unvested stock option grants and RSUs held by Mr. Hahnfeld as of the Separation Date will continue to vest through the Advisory Termination Date and all vested options held as of the Advisory Termination Date may be exercised through the earlier of the expiration of the original term of each option or December 31, 2023. The Separation Agreement also contains a reaffirmation of Mr. Hahnfeld’s confidentiality, restrictive covenant, and other ongoing obligations to us.

Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that authorize us to provide indemnification of (and advancement of expenses to) our directors, officers, employees, and agents (and any other persons to which applicable law permits us to provide indemnification) to the fullest extent permitted by applicable law through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise. Delaware General Corporate Law permits that corporations limit or eliminate the personal liability of their directors to the corporation for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

•	any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Subject to certain requirements, our amended and restated bylaws provides that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law or any other applicable law and we may indemnify our other employees and agents against expenses (including attorneys’ fees), judgments, fines (including ERISA excise taxes or penalties) and amounts paid in settlement actually and reasonably incurred by him or her in connection with a proceeding.

Our amended and restated bylaws also provides that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers, and other employees as determined by our board of directors. With certain exceptions, these agreements provide for advancement of expenses and full or partial indemnification in connection with third-party proceedings or by or in the right of us for related expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding. We believe these provisions in our amended and restated certificate of incorporation, amended and restated bylaws, and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

64

Equity Plan Compensation Information

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity plans approved by stockholders	29,859,096	4.10	28,346,983
Equity plans not approved by stockholders	—	—	—
Total	29,859,096	4.10	28,346,983

(1)

Includes the 2005 Plan, 2015 Plan, and the 2021 Plan, but does not include future rights to purchase Class A common stock under our 2021 Employee Stock Purchase Plan (“ESPP”), which depend on a number of factors described in our ESPP and will not be determined until the end of the applicable purchase period.

(2)	The weighted-average exercise price excludes any outstanding RSUs, which have no exercise price.

(3)

Includes the 2021 Plan and ESPP. Stock options or other stock awards granted under the 2005 Plan and 2015 Plan that are forfeited, terminated, expired, or repurchased become available for issuance under the 2021 Plan.

The 2021 Plan provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5.0% of the total number of shares of capital stock outstanding on December 31st of the preceding year; or such lesser number of shares of Class A common stock as determined by our board of directors prior to January 1st of a given year. In addition, the ESPP provides that the total number of shares of our Class A common stock reserved for issuance thereunder will automatically increase on January 1st of each year for a period of up to ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1.0% of the total number of shares of capital stock outstanding on December 31st of the preceding year, and (ii) 11,700,000 shares of Class A common stock; or such lesser number of shares of Class A common stock as determined by our board of directors prior to January 1st of a given year.

Accordingly, on January 1, 2023, the number of shares of Class A common stock available for issuance under the 2021 Plan and the ESPP increased by 8,124,002 shares and 1,050,883 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

2023 Proxy Statement	65

Pay versus Performance
Pay versus Performance Table
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
we are providing information about the relationship between executive compensation actually paid to Mr. Glass, who is the principal executive officer, and the other named executive officers, as calculated in accordance with 402(v) of Regulation
S-K
(or “Compensation Actually Paid”), and certain financial performance measures. For additional information on our compensation philosophy, executive compensation program, and how we design our executive compensation program to align pay with performance, please refer to the section titled “Executive Compensation — Compensation Discussion and Analysis”.

Pay Versus Performance Table
	Summary Compensation Table Total for Principal Executive Officer ($) (1)	Compensation Actually Paid for Principal Executive Officer ($) (2)	Average Summary Compensation Table Total for Other Named Executive Officers ($) (3)	Average Compensation Actually Paid for Other Named Executive Officers ($) (4)	Value of Initial Fixed $100 Investment Based On:
Year					Olo Total Shareholder Return ($) (5)	Peer Group Total Shareholder Return ($) (5)	Net (Loss) Income ($M)	Revenue ($M) (6)

2022	4,373,426	(7,365,851)	3,467,556	(1,411,122)	18	93	(46)	185

2021	12,419,093	51,704,101	2,711,426	6,888,057	60	130	(42)	149

(1)	Mr. Glass served as our principal executive officer for the entirety of the years-ended December 31, 2021 and 2022.

(2)
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Glass during the applicable year, but are instead computed in accordance with Item 402(v) of Regulation S-K. Compensation Actually Paid to Mr. Glass reflects the following adjustments from total compensation as reported in the Summary Compensation Table:

Principal Executive Officer—Noah Glass
				Fiscal Year-Ended December 31,
				2021	2022

	Summary Compensation Table—Total Compensation	(a	)	$12,419,093	$4,373,426

—	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b	)	$9,339,129	$3,850,737

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c	)	$9,861,224	$1,187,314

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d	)	$2,119,183	$(7,089,306)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e	)	$4,698,981	$651,271

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f	)	$31,944,749	$(2,637,820)

—	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g	)	—	—

=	Compensation Actually Paid			$51,704,101	$(7,365,851)

a.	Represents total compensation as reported in the Summary Compensation Table for Mr. Glass.

b.	Represents the aggregate grant date fair value of the stock awards and option awards granted to Mr. Glass, computed in accordance with FASB ASC 718.

c.
Represents the aggregate fair value as of the indicated fiscal year-end
of Mr. Glass’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

d.
Represents the aggregate change in fair value during the indicated fiscal year-end of the outstanding and unvested stock awards and option awards held by Mr. Glass as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.

66

Pay versus Performance

e.	Represents the aggregate fair value at vesting of the option awards that were granted to Mr. Glass and vested during the indicated fiscal year-end, computed in accordance with FASB ASC 718.

f.
Represents the aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award and option award held by Mr. Glass that was granted in a prior fiscal year and which vested during the indicated fiscal year-end, computed in accordance with FASB ASC 718.

g.
Represents the aggregate fair value as of the last day of the prior fiscal year of Mr. Glass’ stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year-end, computed in accordance with FASB ASC 718 (of which there happened to be none for 2021 or 2022).

(3)
Our other named executive officers for the applicable years were as follows: Messrs. Benevides, Panama, and Hahnfeld and Ms. Das for the year-ended December 31, 2022; and Messrs. Benevides and Hahnfeld for the year-ended December 31, 2021

(4)
The dollar amounts do not reflect the actual amount of compensation earned by or paid to our named executive officers during the applicable year but are instead computed in accordance with Item 402(v) of Regulation S-K. The average Compensation Actually Paid to our named executive officers, other than Mr. Glass, reflects the following adjustments from total compensation as reported in the Summary Compensation Table:

Named Executive Officer Average
			Fiscal Year-Ended December 31,
			2021	2022

	Summary Compensation Table — Total Compensation	(a)	$2,711,426	$3,467,556

—	Grant Date Fair Value of Stock Awards and Option Awards Granted in Fiscal Year	(b)	$2,002,655	$2,848,203

+	Fair Value at Fiscal Year End of Outstanding and Unvested Stock Awards and Option Awards Granted in Fiscal Year	(c)	$2,101,133	$1,217,398

+	Change in Fair Value of Outstanding and Unvested Stock Awards and Option Awards Granted in Prior Fiscal Years	(d)	$1,457,826	$(1,901,553)

+	Fair Value at Vesting of Stock Awards and Option Awards Granted in Fiscal Year That Vested During Fiscal Year	(e)	$1,001,177	$181,543

+	Change in Fair Value as of Vesting Date of Stock Awards and Option Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(f)	$1,619,151	$(915,109)

—	Fair Value as of Prior Fiscal Year End of Stock Awards and Option Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	(g)	—	$611,753

=	Compensation Actually Paid		$6,888,057	$(1,411,122)

a.	Represents the average total compensation as reported in the Summary Compensation Table for the reported named executive officers in Note (3).

b.	Represents the average aggregate grant date fair value of the stock awards and option awards granted to the named executive officers, computed in accordance with FASB ASC 718.

c.
Represents the average aggregate fair value as of the indicated fiscal year-end
of the named executive officers’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with FASB ASC 718.

d.
Represents the average aggregate change in fair value during the indicated fiscal year-end of the outstanding and unvested stock awards and option awards held by the named executive officers as of the last day of the indicated fiscal year, computed in accordance with FASB ASC 718.

e.
Represents the average aggregate fair value at vesting of the stock awards and option awards that were granted to the named executive officers and vested during the indicated fiscal year-end, computed in accordance with FASB ASC 718.

2023 Proxy Statement	67

Pay versus Performance

f.
Represents the average aggregate change in fair value, measured from the prior fiscal year-end
to the vesting date, of each stock award and option award held by the named executive officers that was granted in a prior fiscal year and which vested during the indicated fiscal year-end, computed in accordance with FASB ASC 718.

g.
Represents the average aggregate fair value as of the last day of the prior fiscal year of the named executive officers’ stock awards and option awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year-end, computed in accordance with FASB ASC 718.

(5)
Our total shareholder return (“TSR”) and our peer group TSR reflected in these columns for each applicable fiscal year is calculated based on a fixed investment of $100 in our Class A common stock as of March 17, 2021, the date of our initial public offering, valued again on each fiscal year-ended December 31, 2021 and 2022 on the same cumulative basis as is used in Item 201(e) of Regulation S-K. Our peer group TSR is the S&P 500 Information Technology Index, as disclosed in our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022.

(6)
Revenue is a key driver of our performance and stockholder value creation and represents 75% of the corporate performance component of our Bonus Plan. For more details on the components of our Bonus Plan, please refer to the section titled “Executive Compensation
–
Compensation Elements”.

Relationship Between Pay and Performance
As described in more detail above, our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. To incentivize and reward our executive officers to create sustainable long-term stockholder value, our executive compensation program is designed to align the interests and objectives of our executive officers with those of our stockholders by linking (i) long-term incentive compensation opportunities to stockholder value creation and (ii) annual cash bonus opportunities and sales commission payments to our financial performance. This ensures the value of their equity awards and, therefore, a large portion of the Compensation Actually Paid to our named executive officers is inherently correlated to our stock price over time. Please refer to the section entitled “Executive Compensation — Compensation Discussion and Analysis” above for more information about our executive compensation program. The following charts illustrate the relationship between pay and performance, as calculated in accordance with 402(v) of Regulation
S-K.

68

Pay versus Performance

The chart above compares Compensation Actually Paid, as computed in accordance with Item 402(v) of Regulation S-K, to our cumulative TSR since our initial public offering on March 17, 2021. As a result of the emphasis on long-term equity incentives in our executive compensation program, Compensation Actually Paid to our named executive officers is heavily linked to our TSR. Over the last two years, Compensation Actually Paid for Mr. Glass and our other named executive officers have decreased, aligned with our cumulative TSR due to the decline in our stock performance.

2023 Proxy Statement	69

Pay versus Performance

Compensation Actually Paid to our named executive officers is not directly impacted by net (loss) income or revenue. Our net loss for the fiscal year-ended December 31, 2021 was $42 million and decreased to $46 million for the fiscal year-ended December 31, 2022. Revenue for the fiscal year-ended December 31, 2021 was $149 million and increased to $185 million for the fiscal year-ended December 31, 2022. However, as illustrated above, the Compensation Actually Paid to Mr. Glass and the average for our other named executive officers decreased significantly over that same period, due to the heavy emphasis on long-term equity incentives in our executive compensation program and the related decline in our stock performance.
Tabular List of Financial Performance Measures
The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used to link Compensation Actually Paid to the named executive officers for fiscal year-ended 2022 to our performance. These two financial measures were also used as metrics in our Bonus Plan, as described in further detail in “Executive Compensation — Corporate Performance Measures
”
.

•	Revenue

•	Non-GAAP Operating Income

70

Security Ownership of Certain Beneficial Owners and Management

Ownership of Securities

The following table sets forth certain information regarding the ownership of our common stock as of April 1, 2023 by:

•	each of our named executive officers;

•	each of our directors and our director nominee;

•	all of our executive officers and directors as a group; and

•	each person or entity known by us to be beneficial owners of more than 5% of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 104,002,576 shares of Class A common stock and 57,535,360 shares of Class B common stock outstanding as of April 1, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to (i) options held by the person that are currently exercisable, or exercisable or would vest based on service-based vesting conditions within 60 days of April 1, 2023, and (ii) RSUs for which the service-based vesting conditions have been satisfied or would be satisfied within 60 days of April 1, 2023. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Olo Inc., 99 Hudson Street, 10th Floor, New York, New York 10013.

2023 Proxy Statement	71

Security Ownership of Certain Beneficial Owners and Management

	Beneficial Ownership
	Class A Common Stock		Class B Common Stock		% of Total Voting Power†
Beneficial Owner	Number of Shares	%	Number of Shares	%

5% Stockholders:

Entities associated with The Raine Group(1)	409,426	*	32,220,439	56.0%	47.5%

Entities associated with Raqtinda Investments(2)	—	—	13,157,966	22.9%	19.4%

Entities associated with Kayne Anderson Rudnick Investment Management LLC(3)	12,292,424	11.8%	—	—	1.8%

Entities associated with Staley Capital(4)	—	—	4,769,723	8.3%	7.0%

Entities associated with Wellington Management(5)	6,125,292	5.9%	—	—	*

Entities associated with Brown Capital Management(6)	13,165,077	12.7%	—	—	1.9%

The Vanguard Group(7)	10,009,525	9.6%	—	—	1.5%

BlackRock, Inc.(8)	6,521,775	6.3%	—	*	1.0%

Nine Ten Capital Management LLC(9)	5,603,300	5.4%	—	*	*

Directors, Nominees, and Named Executive Officers:

Noah H. Glass(10)	133,935	*	12,950,077	19.7%	17.0%

David Cancel(11)	7,987	*	—	—	*

Brandon Gardner(1)(12)	436,450	*	32,220,439	56.0%	47.5%

David Frankel(2)	12,718	*	13,157,966	22.9%	19.4%

Daniel Meyer(13)	837,821	*	—	—	*

Russell Jones(14)	83,708	*	150,000	*	*

Colin Neville(1)(15)	439,400	*	32,220,439	56.0%	47.5%

Linda Rottenberg(16)	18,772	*	1,130,398	1.9%	1.6%

Zuhairah Washington(17)	10,353	*	203,813	*	*

Lee Kirkpatrick(18)	343,048	*	—	—	*

Peter Benevides(19)	90,761	*	831,948	1.4%	1.2%

Diego Panama(20)	45,908	*	—	—	*

Nithya B. Das(21)	51,741	*	337,662	*	*

Marty Hahnfeld(22)	239,620	*	1,164,541	2.0%	1.7%

All current executive officers, directors, and nominees as a group (14 persons)(23)	2,544,631	2.4%	60,644,641	88.7%	77.3%

*	Less than 1%.

†

Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(1)

Consists of 32,220,439 shares of Class B common stock held by RPII Order LLC and 409,426 shares of Class A Common Stock held by Raine Associates II LP. RPII Order LLC, Raine Partners II LP, and Raine Capital LLC have shared voting and dispositive power over 32,220,439 shares of Class B common stock. Raine Associates II LP, Raine Management LLC, The Raine Group LLC, and Raine Holdings LLC have shared voting and dispositive power over 32,629,865 shares of Class A and Class B common stock. The sole member of RPII Order LLC is Raine Partners II LP, a private equity-fund managed by Raine Capital LLC, an SEC-registered Investment Advisor and subsidiary of The Raine Group LLC. The Investment Committee members of Raine Partners II LP who share voting and dispositive power with respect to such shares are Jeffrey A. Sine, Joseph Ravitch, Brandon W. Gardner, John Salter, and Deborah Mei. The address of RPII Order LLC is 65 East 55th Street, 24th Floor, New York, NY 10022. The information reported is based on a Schedule 13G/A filed with the SEC on February 1, 2023.

72

Security Ownership of Certain Beneficial Owners and Management

(2)

Consists of 13,157,966 shares of Class B common stock held by Raqtinda Investments LLC. Raqtinda Investments LLC has shared voting and dispositive power over 13,157,966 shares of Class B common stock. David Frankel has sole voting power with respect to 12,718 shares of Class A common stock and, along with Peter Rosenberg, has shared voting and dispositive power over 13,157,966 shares of Class B common stock. Raqtinda Investments LLC is managed by Peter Rosenberg and David Frankel. The Raqtinda Trust is a member of Raqtinda Investments LLC. Peter Rosenberg and Tracey Nicole Frankel are trustees of the Raqtinda Trust and David Frankel is the Grantor of the Raqtinda Trust. The address of Raqtinda Investments LLC is c/o Stonehage Fleming US LLC, One Liberty Place, 1700 Market Street, Suite 3010, Philadelphia, PA 19103. The information reported is based on a Schedule 13G/A filed with the SEC on February 8, 2023.

(3)

Consists of 12,292,424 shares of Class A common stock beneficially owned by Kayne Anderson Rudnick Investment Management LLC (“Kayne Anderson”). Kayne Anderson has sole voting and dispositive power over 2,824,144 shares of Class A common stock. Kayne Anderson and Virtus Investment Advisors, Inc. shared voting and dispositive power over 9,109,800 shares of Class A common stock. Virtus Equity Trust on behalf of Virtus KAR Small Cap Growth Fund has shared voting and dispositive power over 8,887,821 shares of Class A common stock. The business address of Kayne Anderson is 2000 Avenue of the Stars, Suite 1110, Los Angeles, CA 90067. The information reported is based on a Schedule 13G filed with the SEC on February 14, 2023.

(4)

Consists of (a) 3,667,758 shares of Class B common stock held by Staley Capital Fund I, LP and (b) 1,101,965 shares of Class B common stock held by Staley Capital Olo Fund LLC. Staley Capital Partners LLC is the general partner of Staley Capital Fund I, L.P. Warren C. Smith, Jr. and Amit Basak are the managers of Staley Capital Partners LLC and have shared voting and investment power over the shares held by Staley Capital Fund I, L.P. Staley Capital Management, LLC is the sole manager of Staley Capital Olo Fund LLC. Warren C. Smith, Jr. is the sole manager of Staley Capital Management, LLC and has sole voting and investment power over the shares held by Staley Capital Olo Fund LLC. Messrs. Smith and Basak disclaim beneficial ownership of any shares held by Staley Capital Fund I, L.P. and Staley Capital Olo Fund LLC except to the extent of their respective proportionate pecuniary interests therein. The address of each of these entities is 20 William Street, Suite 270, Wellesley, MA 02481.

(5)

Consists of 6,125,292 shares of Class A common stock held by Wellington Management Group LLP, as parent holding company of certain holding companies and the Wellington Investment Advisers, covering securities owned, of record, by clients of the Wellington Investment Advisers. Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power with respect to 5,536,450 shares of Class A common stock and shared dispositive power with respect to 6,125,292 shares of Class A common stock. Wellington Management Company LLP has shared voting power over 5,536,450 shares of Class A common stock and shared dispositive power over 6,067,670 shares of Class A common stock. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The business address of Wellington Management is c/o Wellington Management Company, 280 Congress St, Boston, MA 02210. The information reported is based on a Schedule 13G/A filed with the SEC on February 6, 2023.

(6)

Consists of 13,165,077 shares of Class A common stock held by Brown Capital Management, LLC, including 7,634,730 shares beneficially owned by The Brown Capital Management Small Company Fund, a registered investment company, which is managed by Brown Capital Management, LLC. Brown Capital Management, LLC has sole voting power with respect to 9,133,572 shares of Class A common stock and sole dispositive power with respect to 13,165,077 shares of Class A common stock. The Brown Capital Management Small Company Fund has sole voting and dispositive power with respect to 7,634,730 shares of Class A common stock. The business address of Brown Capital Management, LLC is c/o Brown Capital Management, LLC, 1201 N. Calvert Street, Baltimore, MD 21202. The information reported is based on a Schedule 13G/A filed with the SEC on February 14, 2023.

(7)

Consists of 10,009,525 shares of Class A common stock held by The Vanguard Group, a registered investment advisor (“Vanguard”). Vanguard has shared voting power over 58,116 shares of Class A common stock, sole dispositive power over 9,867,900 shares of Class A common stock and shared dispositive power over 141,625 shares of Class A common stock. The business address of Vanguard is 100 Vanguard Blvd, Malvern, PA 19355. The information reported is based on a Schedule 13G/A filed with the SEC on February 9, 2023.

2023 Proxy Statement	73

Security Ownership of Certain Beneficial Owners and Management

(8)

Consists of 6,521,775 shares of Class A common stock held by BlackRock, Inc. BlackRock, Inc. has sole voting power over 6,351,332 shares of Class A common stock and sole dispositive power over 6,521,775 shares of Class A common stock. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055. The information reported is based on a Schedule 13G filed with the SEC on February 3, 2023.

(9)

Consists of 5,603,300 shares of Class A common stock held by Nine Ten Capital Management LLC. Nine Ten Capital Management LLC, Nine Ten Partners LP, and Russell Mollen have sole voting and dispositive power over 5,603,300 shares of Class A common stock. The business address of Nine Ten Capital Management LLC is 1603 Orrington Ave, Ste 1650, Evanston, IL 60201. The information reported is based on a Schedule 13G filed with the SEC on February 10, 2023.

(10)

Consists of (a) 34,171 shares of Class A common stock and 1,118,400 shares of Class B common stock held directly by Mr. Glass, (b) 99,764 shares of Class A common stock issuable upon the exercise of options held by Mr. Glass within 60 days of April 1, 2023, (c) 8,227,082 shares of Class B common stock issuable upon the exercise of options held by Mr. Glass within 60 days of April 1, 2023, and (d) 3,604,595 shares of Class B common stock held by the Glass Family Trust (the “Trust”). Mr. Glass’ spouse is a trustee of the Trust and holds voting and dispositive power over the shares.

(11)	Consists of 7,987 shares of Class A common stock held directly by Mr. Cancel.

(12)	Consists of 21,024 shares of Class A common stock held directly and 6,000 shares of Class A common stock held by a family member of Mr. Gardner.

(13)

Consists of (a) 13,276 shares of Class A common stock held directly by Mr. Meyer, (b) 6,000 shares of Class A Common stock held by the child of Mr. Meyer, (c) 470,275 shares of Class A common stock held by the Daniel H. Meyer Investment Trust d/t/d 5/15/92 of which Mr. Meyer is the grantor, trustee, and beneficiary, and (d) 348,270 shares of Class A common stock held by the DHM 2012 Gift Trust of which Mr. Meyer’s spouse is a co-trustee and beneficiary.

(14)

Consists of (a) 83,708 shares of Class A common stock held directly and (b) 150,000 shares of Class B common stock issuable upon the exercise of options held by Mr. Jones within 60 days of April 1, 2023.

(15)	Consists of 29,974 shares of Class A common stock held directly by Mr. Neville.

(16)

Consists of (a) 6,419 shares of Class A common stock held by Ms. Rottenberg, (b) 2,000 shares of Class A common stock held by her spouse, (c) 1,130,398 shares of Class B common stock issuable upon the exercise of options held by Ms. Rottenberg within 60 days of April 1, 2023, and (d) 10,353 shares of RSUs that will vest within 60 days of April 1, 2023.

(17)

Consists of (a) 203,813 shares of Class B common stock issuable upon the exercise of options held by Ms. Washington within 60 days of April 1, 2023, and (b) 10,353 shares of RSUs that will vest within 60 days of April 1, 2023.

(18)

Consists of (a) 4,000 shares of Class A common stock held directly by Mr. Kirkpatrick, (b) 259,048 shares of Class A common stock held by The Kirkpatrick Family Trust d/t/d 9/2/1999 of which Mr. Kirkpatrick and his spouse are the co-settlors and co-trustees, and (c) 80,000 shares of Class A common stock held by The Kirkpatrick Family Delaware Dynasty Trust d/t/d 10/20/2021 of which Mr. Kirkpatrick is the investment advisor and designated representative, and Mr. Kirkpatrick’s spouse is the grantor and trust protector.

(19)

Consists of (a) 39,715 shares of Class A common stock and 28,969 shares of Class B common stock held directly by Mr. Benevides, (b) 50,956 shares of Class A common stock issuable upon the exercise of options held by Mr. Benevides within 60 days of April 1, 2023, and (c) 802,979 shares of Class B common stock issuable upon the exercise of options held by Mr. Benevides within 60 days of April 1, 2023.

(20)	Consists of 45,908 shares of Class A common stock held directly by Mr. Panama.

(21)

Consists of (a)12,544 shares of Class A common stock and 50,988 shares of Class B common stock held directly by Ms. Das, (b) 39,197 shares of Class A common stock issuable upon exercise of options held by Ms. Das within 60 days of April 1, 2023, and (c) 286,674 shares of Class B common stock issuable upon the exercise of options held by Ms. Das within 60 days of April 1, 2023.

(22)

Consists of 223,451shares of Class A common stock and 2,511 shares of Class B common stock held directly by Mr. Hahnfeld, (b) 16,169 shares of Class A common stock issuable upon the exercise of options held by Mr. Hahnfeld within 60 days of April 1, 2023, and (c) 1,162,030 shares of Class B common stock issuable upon the exercise of options held by Mr. Hahnfeld within 60 days of April 1, 2023.

74

Security Ownership of Certain Beneficial Owners and Management

(23)

Consists of (a) 2,354,714 shares of Class A common stock and 49,843,695 shares of Class B common stock, (b) 189,917 shares of Class A common stock issuable upon the exercise of options within 60 days of April 1, 2023, and (c) 10,800,946 shares of Class B common stock issuable upon the exercise of options within 60 days of April 1, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, executive officers, and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year-ended December 31, 2022, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with; except that one report, covering an aggregate of four transactions, was filed late by RPII Order LLC.

2023 Proxy Statement	75

Transactions with Related Persons

The following is a summary of transactions since January 1, 2022 to which we have been a participant in which the amount involved exceeded $120,000, and any of our directors, executive officers, or holders of more than 5% of any class of our capital stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest.

Customer Contracts

Mr. Meyer is the founder and chair of the board of directors of Shake Shack Inc., which has been our customer since 2014. During 2022, we generated approximately $431,000 of revenue from Shake Shack Inc. pursuant to a master services agreement. As of December 31, 2022, the outstanding accounts receivable from Shake Shack Inc. was approximately $40,000.

Mr. Glass serves as a member of the board of directors of Portillo’s Inc., which has been our customer since 2015. During 2022, we generated approximately $439,000 of revenue from Portillo’s Inc. pursuant to a master services agreement. As of December 31, 2022, the outstanding accounts receivable from Portillo’s Inc. was approximately $169,000.

In 2022, our audit committee ratified and continued the above transactions, having concluded that the agreements were entered into on an arm’s length basis, they were on terms comparable to the terms of other unrelated third party customers, were entirely fair to Olo, and did not give rise to any conflicts of interest.

Equity Grants to Directors and Executive Officers

We have granted stock options and RSUs to certain of our directors and executive officers. For more information regarding the stock options and stock awards granted to our directors and named executive officers, please refer to the sections titled “Executive Compensation” and “Non-Employee Director Compensation.”

Employment Agreements

We entered into employment agreements with certain of our executive officers. For more information regarding employment agreements with our named executive officers, please refer to the section titled “Executive Compensation — Employment Agreements.”

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions that authorize us to provide indemnification of our directors and executive officers to the fullest extent permitted by applicable law through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise. Our amended and restated bylaws provide that we will indemnify each of our directors and executive officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our employees and other agents when determined appropriate by the board of directors. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which require us to indemnify them. For more information regarding these agreements, please refer to the section titled “Executive Compensation — Indemnification Matters.”

Policies and Procedures for Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons or any affiliate of the foregoing persons are not permitted to enter into an identified related person transaction with us without the approval of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons or any affiliate of the foregoing persons, in which the amount involved exceeds $120,000 and such person, and Olo is a participant, other than compensation for services as an officer or director, must be presented to our board of directors or our audit committee for review, consideration, and approval. In approving or rejecting any such proposal, our audit committee is to consider all relevant facts and circumstances, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

76

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to us via email at InvestorRelations@olo.com or call us at (212) 260-0895. We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

2023 Proxy Statement	77

Other Matters

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Noah H. Glass

Founder, Chief Executive Officer, and Director

April 25, 2023

We have filed our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at investors.olo.com. A copy of our Annual Report on Form 10-K for the fiscal year-ended December 31, 2022 is also available without charge upon written request to us via email at InvestorRelations@olo.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

78

OLO
LISTED
NYSE

olo

Olo Inc.
99 Hudson Street, Floor 10
New York, NY 10013

InvestorRelations@olo.com

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Paper from responsible sources
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OLO INC.
99 HUDSON STREET, FL 10 NEW YORK, NEW YORK 100131
Invesor Address Line 1 Investor Address Line 2 Investor Address Line 3 1 1 OF Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1SCAN TO
VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to www.virtualshareholdermeeting.com/OLO2023
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 14, 2023. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
NAME
THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 KCONTROL #
SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
PAGE 1 OF 2x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the
The Board of Directors recommends you vote FOR the following: nominee(s) on the line below.1. To elect three Class II Directors, each to hold office until our Annual Meeting of Stockholders in 2026.
Nominees
01) Lee Kirkpatrick 02) Daniel Meyer 03) Colin Neville
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
2. To ratify the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain
3. To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers.
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
4. To approve, on a non-binding advisory basis, the compensation of our named executive officers. NOTE: Your proxy holder may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments or postponements thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
SHARES CUSIP # JOB # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the
The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 1. To elect three Class II Directors, each to hold office until our Annual Meeting of Stockholders in 2026.
Nominees
01) Lee Kirkpatrick 02) Daniel Meyer 03) Colin Neville
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
2. To ratify the selection by the audit committee of our board of directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain
3. To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers.
The Board of Directors recommends you vote FOR the following proposal: For Against Abstain
4. To approve, on a non-binding advisory basis, the compensation of our named executive officers. NOTE: Your proxy holder may vote in their discretion upon any other matters as may properly come before the meeting or any adjournments or postponements thereof.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
SHARES CUSIP # JOB # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000000000 0 2
0000610646_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com
OLO INC.
Annual Meeting of Stockholders June 15, 2023 10:00 AM EDT
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) Noah H. Glass and Robert Morvillo, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and Class B common stock of OLO INC. that the stockholder(s) is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 15, 2023, at www.virtualshareholdermeeting.com/OLO2023, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
Continued and to be signed on reverse side
0000610646_2 R1.0.0.6